As filed with the Securities and Exchange Commission on March 7, 1996

                                                             File No. _________
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   -----------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No_. [ ]

Post-Effective Amendment No._ [ ]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940[X]

     Amendment No. [ ]

                                   -----------

                        HARTFORD SMALL COMPANY FUND, INC.

               (Exact Name of Registrant as Specified in Charter)

                 P.O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (860) 547-5000

                         Michael C. O'Halloran, Esquire

                 P.O. Box 2999, Hartford, Connecticut 06104-2999

                     (Name and Address of Agent for Service)

                                   -----------

Approximate Date of Proposed Public Offering:

     As soon a practicable after this registration statement is declared effective.


 It is proposed that this filing will become effective (check appropriate box)

     _immediately upon filing pursuant to paragraph (b) of Rule 485

     _on (date) pursuant to paragraph (b)(1)(v) of Rule 485

     _60 days after filing pursuant to paragraph (a)(1) of Rule 485

     _on (date) pursuant to paragraph (a) (1) of Rule 485

     _75 days after filing pursuant to paragraph (a)(2) of Rule 485

     _on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


        Calculation of Registration Fee Under the Securities Act of 1933


------------------------------------------------------------------------------------------
                                           Proposed          Proposed
                                           Maximum           Maximum          Amount of
Title of Securities      Amount Being      Offering          Aggregate        Registration
Being Registered         Registered        Price Per Unit    Offering Price   Fee
------------------------------------------------------------------------------------------

Common Stock,            *                                                    $500**
par value
$.10 per share
------------------------------------------------------------------------------------------

* Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant hereby elects to register an indefinite number of shares of its Common Stock.

** Fee pursuant to Rule 24f-2(a)(3)

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                              HARTFORD MUTUAL FUNDS
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(a)


N-1A Item No.                                                           Prospectus Location
------------                                                            -------------------
PART A
1.        Cover Page                                                    Cover Page
2.        Synopsis                                                      Not applicable
3.        Condensed Financial Information                               Fund Expenses; Financial Highlights
4.        General Description of Registrant                             The Funds; Investment Objectives and Policies of the Funds;
                                                                        Common Investment Policies and Risk Factors
5.        Management of the Fund                                        Management of the Funds; Administrative Services for the
                                                                        Funds; Expenses of the Funds
5A.       Management's Discussion of Fund Performance                   Annual Report to Shareholders
6.        Capital Stock and Other Securities                            Ownership and Capitalization of the Funds; Dividends;
                                                                        Federal Income Taxes; General Information
7.        Purchase of Securities Being Offered                          Net Asset Value; Purchase of Fund Shares
8.        Redemption or Repurchase                                      Sale and Redemption of Shares
9.        Pending Legal Proceedings                                     General Information-Pending Legal Proceedings

PART B                                                                  Statement of Additional Information Location
                                                                        --------------------------------------------

10.       Cover Page                                                    Cover Page
11.       Table of Contents                                             Table of Contents
12.       General Information and History                               Not applicable
13.       Investment Objectives and Policies                            Investment Objectives of the Funds; Investment Restrictions
                                                                        of the Funds
14.       Management of the Fund                                        Management of the Fund
15.       Control Persons and Principal Holders of Securities           Control Persons and Principal Holders of Securities
16.       Investment Advisory and Other Services                        Management of the Fund
17.       Brokerage Allocation and Other Practices                      Portfolio Brokerage
18.       Capital Stock and Other Securities                            Ownership and Capitalization of the Funds (Prospectus)
19.       Purchase, Redemption and Pricing of Securities Being Offered  Purchase of Fund Shares (Prospectus)
20.       Tax Status                                                    Federal Income Taxes (Prospectus)
21.       Underwriters                                                  Sale and Redemption of Fund Shares (Prospectus)
22.       Calculation of Performance Data                               Performance Comparisons
23.       Financial Statements                                          Financial Statements


PART C

Information required to be set forth in PART C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

                              HARTFORD MUTUAL FUNDS
                                  P.O. BOX 2999
                             HARTFORD, CT 06104-2999
                            PROSPECTUS -- _____, 1996

         This Prospectus contains information relating to twelve mutual funds offered hereby (individually, a "Fund," collectively, the "Funds" or "Hartford Mutual Funds"), each registered as a diversified open-end management investment company with the Securities and Exchange Commission, that are made available to serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company (collectively, the "ITT Hartford Life Insurance Companies"). Each Fund is registered as a diversified open-end management investment company with the Securities and Exchange Commission. The Funds, which have different investment objectives and policies, are: Hartford Capital Appreciation Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Small Company Fund, Inc., Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., Hartford International Advisers Fund, Inc., Hartford Bond Fund, Inc., Hartford Mortgage Securities Fund, Inc., HVA Money Market Fund, Inc. and Hartford U.S. Government Money Market Fund, Inc. The investment objective of each Fund is the first sentence of each of the following:

                                   STOCK FUNDS

         HARTFORD CAPITAL APPRECIATION FUND, INC. seeks to achieve growth of capital by investing in securities selected solely on the basis of potential for capital appreciation; income, if any, is an incidental consideration. The Capital Appreciation Fund invests primarily in equity securities and securities convertible into equity securities.

         HARTFORD DIVIDEND AND GROWTH FUND, INC. seeks to achieve a high level of current income consistent with growth of capital and reasonable investment risk. The Dividend and Growth Fund invests primarily in equity securities and securities convertible into equity securities that typically have above average income yield and favorable prospects for capital appreciation.

         HARTFORD INDEX FUND, INC. seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate. The Index Fund attempts to approximate the capital performance and the dividend income of the Standard & Poor's 500 Composite Stock Price Index.

         HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC. seeks to achieve long-term total rate of return consistent with prudent investment risk through investment primarily in equity securities issued by non-U.S. companies.

         HARTFORD SMALL COMPANY FUND, INC. seeks to achieve growth of capital by investing in securities selected primarily on the basis of potential for capital appreciation. The Fund invests primarily in equity securities and securities convertible into equity securities of companies with less than $2 billion in market capitalization.

         HARTFORD STOCK FUND, INC. seeks to achieve long-term capital growth primarily through capital appreciation, with income a secondary consideration, by investing in primarily equity securities. Its portfolio emphasizes high-quality growth companies.

                             ASSET ALLOCATION FUNDS

         HARTFORD ADVISERS FUND, INC. seeks to achieve maximum long-term total rate of return consistent with prudent investment risk by investing in common stock and other equity securities, bonds and other debt securities, and money market instruments. The Advisers Fund actively allocates its assets among these asset categories based on fundamental analysis, not on short-term market timing.

         HARTFORD INTERNATIONAL ADVISERS FUND, INC. seeks to achieve maximum long-term total rate of return consistent with prudent investment risk. The International Advisers Fund's assets will be diversified among at least five countries, and will be allocated among equity and debt securities and money market instruments based on fundamental analysis, not on short-term market timing.

                                   BOND FUNDS

         HARTFORD BOND FUND, INC. seeks to achieve maximum current income consistent with preservation of capital by investing primarily in fixed-income securities.

         HARTFORD MORTGAGE SECURITIES FUND, INC. seeks to achieve maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

                               MONEY MARKET FUNDS

         HVA MONEY MARKET FUND, INC. seeks to achieve maximum current income consistent with liquidity and preservation of capital. This Fund invests in short-term money market instruments.

         HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC. seeks to achieve maximum current income consistent with preservation of capital. This Fund invests in short-term money market instruments.

-------------------------------------------------------------------------------
                                        2

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT A
FUND THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING.
PLEASE READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.
ADDITIONAL INFORMATION ABOUT THE FUNDS HAS BEEN FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION IN A STATEMENT OF ADDITIONAL
INFORMATION DATED ________, 1996, WHICH HAS BEEN INCORPORATED BY
REFERENCE INTO THIS PROSPECTUS AND WILL BE PROVIDED ON REQUEST
AND WITHOUT CHARGE. WRITE "HARTFORD FAMILY OF FUNDS, C/O
INDIVIDUAL ANNUITY OPERATIONS," P.O. BOX 2999, HARTFORD, CT
06104-2999.
------------------------------------------------------------------------

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED
TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER
THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE
OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH
OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS
HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT
CONSTITUTE AN OFFER BY THE FUNDS TO SELL OR A SOLICITATION OF ANY
OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY
JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS
TO MAKE SUCH OFFER.
------------------------------------------------------------------------

AN INVESTMENT IN EITHER OF THE MONEY MARKET FUNDS IS NEITHER INSURED
NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT EITHER OF THE MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
------------------------------------------------------------------------

HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC. AND HARTFORD INTERNATIONAL ADVISERS FUND, INC. MAY EACH INVEST UP TO 15% OF ITS ASSETS IN HIGH YIELD DEBT SECURITIES. INVESTMENTS OF THIS TYPE INVOLVE COMPARATIVELY HIGHER RISKS, INCLUDING PRICE VOLATILITY
AND RISK OF DEFAULT IN THE PAYMENT OF INTEREST AND PRINCIPAL,
THAN HIGHER-QUALITY DEBT SECURITIES. SEE "COMMON INVESTMENT POLICIES AND RISK FACTORS."

                              HARTFORD MUTUAL FUNDS
                                TABLE OF CONTENTS

                                                                         Page
Glossary......................................................

Financial Highlights..........................................

The Funds.....................................................

Investment Objectives and Policies of the Funds...............

Common Investment Policies and Risk Factors...................
         -Repurchase Agreements...............................
         -Illiquid Securities.................................
         -When-Issued and Delayed-Delivery  Securities........
         -Other Investment Companies..........................
         -Currency Transactions...............................
         -Options and Futures Contracts.......................
         -Non-U.S. Securities, Including ADRs and GDRs........
         -Mortgage-Related Securities.........................
         -Asset-Backed Securities.............................
         -Swap Agreements.....................................
         -Money Market Instruments............................
         -Investment Grade Securities.........................
         -High Yield Securities...............................
         -Other Risk Factors..................................

Management of the Funds.......................................
         -Investment Advisory and Management Services.........
         -Investment Sub-Advisory Services....................
         -Portfolio Managers..................................

Administrative Services for the Funds.........................

Expenses of the Funds.........................................

Performance Related Information...............................

Dividends.....................................................

Net Asset Value...............................................

Purchase of Fund Shares.......................................

                                                                         Page
Sale and Redemption of Shares.................................

Federal Income Taxes..........................................

Ownership and Capitalization of the Funds.....................
         -Capital Stock.......................................
         -Voting..............................................
Liquidation...................................................

General Information...........................................
         -Reports to Shareholders.............................
         -Custodian, Transfer and Dividend Disbursing Agents..
         -"Majority" Defined..................................
         -Pending Legal Proceedings...........................
         -Requests for Information............................

Appendix -- Ratings of Bonds and Commercial Paper.............


         There is the possibility that an individual Fund may be held liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other Fund(s).

         Additional information about the performance of each Fund, including Management's Discussion and Analysis of results, is contained in the Funds' annual report to shareholders, which may be obtained without charge by calling 1-800-862-6668.


                                    GLOSSARY


ADRs:             American Depository Receipts
CFTC:             Commodity Futures Trading Commission
CMOs:             Collateralized Mortgage Obligations
Code:             Internal Revenue Code of 1986, as amended
FHLMC:            Federal Home Loan Mortgage Corporation
FNMA:             Federal National Mortgage Association
GDRs:             Global Depository Receipts
GNMA:             Government National Mortgage Association
IMF:              International Monetary Fund
Moody's:          Moody's Investors Service, Inc.
NYSE:             New York Stock Exchange
1940 Act:         Investment Company Act of 1940, as amended
SEC:              Securities and Exchange Commission
S&P:              Standard & Poor's Corporation
World Bank:       International Bank for Reconstruction and Development

                    HARTFORD CAPITAL APPRECIATION FUND, INC.
                              FINANCIAL HIGHLIGHTS


The following information, insofar as it relates to each of the five years in the period ended December 31, 1994, has been examined by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional information, which is incorporated by reference to this prospectus.

            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


-----------------------------------------------------------------------------------------------------------------------------------
                                      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR       YEAR
                                      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED      ENDED
                                      12/31/94  12/31/93  12/31/92 12/31/91 12/31/90 12/31/89 12/31/88 12/31/87 12/31/86   12/31/85

Net asset value at
 beginning of period ............. $    3.052   $ 2.634    $2.607  $ 1.709  $2.020   $1.678   $1.341   $1.482   $1.423     $1.080
Net investment income ............      0.011     0.003     0.008    0.021   0.029    0.023    0.015    0.025    0.019      0.016
Net realized and unrealized
 gains (losses) on investments ...      0.070     0.526     0.388    0.898  (0.246)   0.376    0.337   (0.075)   0.106      0.366
                                    ---------  --------   -------- -------  ------   ------   ------   ------   ------     ------
Total from investment operations .      0.081     0.529     0.396    0.919  (0.217)   0.399    0.352   (0.050)   0.125      0.382
Dividends from net investment
 income ..........................     (0.011)   (0.003)   (0.008)  (0.021) (0.029)  (0.023)  (0.015)  (0.025)  (0.019)    (0.016)
Distribution from net realized
 gains on securities ............      (2.262)   (0.108)   (0.361)   0.000  (0.065)  (0.034)   0.000   (0.066)  (0.047)    (0.023)
Return of capital ................      0.000     0.000     0.000    0.000   0.000    0.000    0.000    0.000    0.000      0.000
                                    ---------  --------   -------  -------  ------   ------   ------   ------   ------     ------

Total from distributions .........     (0.273)   (0.311)   (0.369)  (0.021) (0.094)  (0.057)  (0.015)  (0.091)  (0.066)    (0.039)
                                    ---------  --------   -------  -------  ------   ------   ------   ------   ------     ------

Net increase (decrease)
 in net assets ...................    (0.192)     0.418     0.027    0.898  (0.311)   0.342    0.337   (0.141)   0.059      0.343
Net asset value at end
 of period .......................    $2.860     $3.052   $ 2.634   $2.607  $1.709   $2.020   $1.678   $1.341   $1.482     $1.423
                                   =========    =======   =======  =======  ======   ======   ======   ======   ======     ======
Total Return .....................      2.50%     20.80%    16.98%   53.99% -10.90%   24.11%   26.37%   -4.31%    9.03%     36.18%
Net Assets (in thousands)          1,158,644    778,904   300,373  158,046  56,032   59,922   34,226   26,123   22,556      7,988
Ratio of operating expenses
 in average net assets ...........      0.72%      0.76%     0.87%    0.92%   0.96%    0.94%    0.97%    1.01%    1.12%      1.48%
Ratio of net investment
 income to average net asset .....      0.40%      0.12%     0.36%    0.92%   1.58%    1.25%    0.91%    1.27%    1.23%      1.40%
Portfolio turnover rate ..........      73.3%      91.4%    100.3%   107.2%   51.8%    35.0%    48.9%    68.7%    53.9%      71.7%


                     HARTFORD DIVIDEND AND GROWTH FUND, INC.
                              FINANCIAL HIGHLIGHTS

The following information, insofar as it relates to each of the five years in the period ended December 31, 1994, has been examined by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional information, which is incorporated by reference to this prospectus.

            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

--------------------------------------------------------------------------------
                                                                      03/06/94-
                                                                     12/31/94(a)
-------------------------------------------------------------------------------

Net asset value at beginning of period..............................    $ 1.000
Net investment income...............................................      0.024
Net realized and unrealized gains (losses) on investments...........     (0.005)
                                                                        --------
Total from investment operations....................................      0.019
Dividends from net investment income................................     (0.024)
Distribution from net realized gains on securities..................     (0.001)
Return of capital..................................................       0.000
                                                                        --------
Total from distributions............................................     (0.025)
                                                                        --------

Net increase (decrease) in net assets...............................     (0.006)
Net asset value at end of period....................................    $ 0.994
                                                                        ========
--------------------------------------------------------------------------------

Total Return........................................................       1.96%
Net Assets (in thousands)...........................................    $55,066
Ratio of operating expenses to average net assets...................       0.83%*
Ratio of net investment income to average net assets................       3.52%*
Portfolio turnover rate.............................................       27.8%

--------------------------------------------------------------------------------


                            HARTFORD INDEX FUND, INC.
                              FINANCIAL HIGHLIGHTS

The following information, insofar as it relates to each of the five years in the period ended December 31, 1994, has been examined by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional information, which is incorporated by reference to this prospectus.

            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


-----------------------------------------------------------------------------------------------------------------------------------
                                                 YEAR        YEAR      YEAR      YEAR       YEAR       YEAR      YEAR      YEAR
                                                 ENDED       ENDED     ENDED     ENDED      ENDED      ENDED     ENDED     05/01/87
                                                 12/31/94    12/31/93  12/31/92  12/31/91   12/31/90   12/31/89  12/31/88  12/31/87

Net asset value at beginning of period.........  $ 1.546     $ 1.450    $1.390    $1.134     $1.220    $ 0.960   $ 0.854    $1.000
Net investment income..........................    0.038       0.035     0.033     0.036      0.037      0.029     0.030     0.016
Net realized and unrealized gains
   (losses) oninvestments......................   (0.024)      0.096     0.060     0.294     (0.086)     0.260     0.106    (0.144)
                                                 -------      ------    ------    ------     ------     ------   -------    ------
Total from investment operations...............    0.014       0.131     0.093     0.330      0.049)     0.289     0.136    (0.128)
Dividends from net investment income...........   (0.038)     (0.035)   (0.033)   (0.036)    (0.037)    (0.029)   (0.030)   (0.016)
Distribution from net realized
   gains on securities.....                        0.000       0.000     0.000    (0.038)     0.000      0.000     0.000    (0.002)
Return of capital..............................    0.000       0.000     0.000     0.000      0.000      0.000     0.000     0.000
                                                 -------      ------    ------    ------     ------     ------    ------    ------

Total from distributions.......................   (0.038)     (0.035)   (0.033)   (0.074)    (0.037)    (0.029)   (0.030)   (0.018)
                                                 -------     -------    ------    ------     ------     ------    ------    ------

Net increase (decrease) in net assets..........   (0.024)      0.096     0.060     0.256     (0.086)     0.260     0.106    (0.146)
Net asset value at end of period...............  $ 1.522     $ 1.546    $1.450    $1.390     $1.134     $1.220    $0.960    $0.854
                                                 =======     =======    ======    ======     ======     ======    ======    ======
Total Return...................................     0.94%       9.12%     6.82%    29.53%     -3.99%     30.47%    16.35%   -12.91%
Net Assets (in thousands)......................  157,660     140,396    82,335    47,770     26,641     19,456    10,050     7,212
Ratio of operating expenses
   in average net  assets.....                     0.45%        0.49%      060%     0.67%      0.91%      1.10%     1.23%     1.35%*
Ratio of net investment income
   to average net  asset..                         2.50%        2.36%     2.48%     2.89%      3.27%      2.60%     3.29%     2.39%*
Portfolio turnover rate.......................      1.8%         0.8%      1.2%      6.7%      25.5%      12.9%     20.9%      1.9%

* Annualized

                 HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.
                              FINANCIAL HIGHLIGHTS


The following information has been examined by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional information, which is incorporated by reference to this prospectus.

            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


--------------------------------------------------------------------------------------------------------------------------
                                                           YEAR          YEAR           YEAR         YEAR
                                                           ENDED         ENDED          ENDED        ENDED      07/02/90 -
                                                           1994          1993           1992         1991       12/31/90(a)

Net asset value at beginning of period................   $  1.215        $  0.917       $ 0.973      $ 0.871    $ 1.000
Net investment income.................................      0.016           0.009         0.013        0.011      0.015
Net realized and unrealized gains (losses) on              (0.039)          0.298        (0.056)       0.102     (0.129)
  investments.........................................   --------        --------       -------      -------    -------

Total from investment operations......................     (0.023           0.307        (0.043)       0.113     (0.114)
Dividends from net investment income..................     (0.016)         (0.009)       (0.013)      (0.011)    (0.015)
Distribution from net realized gains on securities....      0.000           0.000         0.000        0.000      0.000
Return of capital.....................................      0.000           0.000         0.000        0.000      0.000
                                                         --------        --------       -------      -------    -------

Total from distributions..............................     (0.016)         (0.009)       (0.013)      (0.011)     0.015
                                                         --------        --------       -------      -------    -------

Net increase (decrease) in net assets.................     (0.039)          0.298        (0.056)       0.102     (0.129)
Net asset value at end of period......................   $  1.176        $  1.215       $ 0.917      $ 0.973    $ 0.871
                                                         ========        ========       =======      =======    =======

Total Return..........................................      -1.96%          33.73%        -4.43%       13.00%    -11.76%
Net Assets (in thousands).............................    563.765         281,608        47,560       22,854      9,352
Ratio of operating expenses in average net  assets.          0.85%           1.00%         1.23%        1.24%      1.04%*
Ratio of net investment income to average net asset...       1.42%           0.84%         1.40%        1.17%      2.65%*
Portfolio turnover rate...............................       46.4%           31.8%         25.1%        24.7%       3.0%


(a) The Fund was declared effective by the Securities and Exchange Commission on July 2, 1990.

*Annualized

                            HARTFORD STOCK FUND, INC.
                              FINANCIAL HIGHLIGHTS


The following information, insofar as it relates to each of the five years in the period ended December 31, 1994, has been examined by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional information, which is incorporated by reference to this prospectus.

            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


------------------------------------------------------------------------------------------------------------------------------------
                                         YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                                         ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                                         12/31/94 12/31/93 12/31/92 12/31/91 12/31/90 12/31/89 12/31/88 12/31/87 12/31/86 12//31/85

Net asset value at beginning of period. $  3.099  $ 2.965  $ 2.927  $ 2.452  $ 2.775  $ 2.304  $ 1.977  $ 2.177  $ 2,107  $ 1.711
Net investment income.................     0.061    0.053    0.051    0.059    0.070    0.065    0.045    0.045    0.049    0.052
Net realized and unrealized gains
  (losses) on investments.............    (0.111)   0.339    0.219    0.532   (0.179)   0.522    0.327    0.084    0.196    0.461
                                        --------   ------  -------   ------  -------  -------   ------   ------   ------    -----
Total from investment operations......    (0.050)   0.392    0.270    0.591   (0.109)   0.587    0.372    0.129    0.245    0.513
Dividends from net investment income..    (0.061)   0.053)  (0.051)  (0.059)  (0.070)  (0.065)  (0.045)  (0.045)  (0.049)  (0.052)
Distribution from net realized gains
  on securities.......................    (0.187)  (0.205)  (0.181)  (0.057)  (0.144)  (0.051)   0.000   (0.284)  (0.126)  (0.065)
Return of capital.....................     0.000    0.000    0.000    0.000    0.000    0.000    0.000    0.000    0.000    0.000
                                        --------   ------   ------   ------  -------  -------   ------   ------   ------   ------

Total from distributions..............    (0.248)  (0.258)  (0.232)  (0.116)  (0.214)  (0.166)  (0.045)  (0.329)  (0.175)  (0.117)
                                        --------   -------  ------   ------  -------  -------   ------   ------   ------   -------

Net increase (decrease) in net assets.    (0.298)   0.134    0.038    0.475   (0.323)   0.471    0.327   (0.200)   0.070    0.396
Net asset value at end of period......  $  2.801  $ 3.099  $ 2.965   $2.927  $ 2.452  $ 2.775  $ 2.304   $1.977  $ 2.177  $ 2.107
                                        ========  =======  =======   ======  =======  =======  =======   ======  =======  =======

Total Return..........................     -1.89%   14.34%   10.04%   24.58%   -3.87%   26.02%   19.00%    5.41%   12.33%   31.49%
Net Assets (in thousands)............. 1,163,158  968,425  589,903  406,489  257,553  266,756  187,511  170,319  148,126  126.344
Ratio of operating expenses in
  average net assets..................      0.50%    0.53%    0.57%    0.60%    0.66%    0.64%    0.65%    0.65%    0.66%    0.64%
Ratio of net investment income to
 average net asset....................      2.17%    1.86%    1.90%    2.14%    2.76%    2.31%    2.08%    1.83%    2.24%    2.96%
Portfolio turnover rate...............      63.8%    69.0%    69.8%    24.3%    20.2%    24.4%    22.9%    27.0%    25.7%    32.1%

*Annualized

                          HARTFORD ADVISERS FUND, INC.
                              FINANCIAL HIGHLIGHTS



The following information, insofar as it relates to each of the five years in the period ended December 31, 1994, has been examined by Arthur Andersen, LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.

            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


------------------------------------------------------------------------------------------------------------------------------------
                              YEAR       YEAR      YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                              ENDED      ENDED     ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED      ENDED
                              12/31/94   12/31/93  12/31/92  12/31/91   12/31/90  12/31/89  12/31/88  12/31/87  12/31/86   12//31/85

Net asset value at beginning
  of period....................   1.752    $ 1.676  $ 1.649   $ 1.436   $ 1.543   $ 1.332   $ 1.213   $ 1.227   $ 1.179    $ 0.987
Net investment income..........   0.054      0.050    0.059     0.063     0.074     0.062     0.051     0.051     0.054     0.064
Net realized and unrealized
  gains (losses) oninvestments.  (0.100)     0.145    0.070     0.223    (0.059)    0.221     0.119     0.025     0.089      0.192
                                 ------     ------   ------    ------    ------    ------   -------    ------   -------     ------
Total from investment
  operations...................  (0.046)     0.195    0.129     0.286     0.015     0.283     0.170     0.076     0.143      0.256
Dividends from net investment
  income.......................  (0.054)    (0.050)  (0.059)   (0.063)   (1.074)   (0.062)   (0.051)   (0.051)   (0.054)    (0.064)
Distribution from net realized
  gains on securities.........   (0.052)    (0.069)  (0.043)   (0.010)   (0.048)   (0.010)    0.000    (0.039)   (0.041)     0.000
Return of capital.............    0.000      0.000    0.000     0.000     0.000     0.000     0.000     0.000     0.000      0.000
                                 ------     ------   ------    ------    ------    ------   -------    ------   -------     ------

Total from distributions......   (0.106)    (0.119)  (0.102)   (0.073)   (0.122)   (0.072)   (0.051)   (0.090)   (0.095)    (0.064)
                                 ------     ------   ------    ------    ------    ------   -------    ------   -------     ------
Net increase (decrease) in
  net assets................     (0.152)     0.076    0.027     0.213    (0.107)    0.211     0.119    (0.014)    0.048      0.192
                                 ------     ------   ------    ------    ------    ------   -------    -------  -------     ------
Net asset value at end
  of period.................     $1.600    $ 1.752  $ 1.676   $ 1.649   $ 1.436   $ 1.543   $ 1.332    $ 1.213  $ 1.227    $ 1.179
                              =========    =======  =======   =======   =======   =======   =======    =======  =======    =======

Total Return................      -2.74%     12.25%    8.30%    20.33%     1.26%    21.72%    14.24%      6.08%   12.70%     26.85%
Net Assets (in thousands)..   3,034,034  2,426,550  985,747   831,424   416,839   371,917   264,750    239,704  127,214     41,286
Ratio of operating expenses
  in average net  assets....       0.65%      0.69%    0.78%     0.81%     0.89%     0.89%     0.90%      0.91%    0.98%      0.97%
Ratio of net investment
  income to average net
  asset.......................     3.34%      3.07%    3.55%     4.13%     4.65%     4.14%     3.93%      4.00%    4.36%      6.03%
Portfolio turnover rate.......     60.0%      55.3%    72.8%     42.1%     35.7%     33.5%     30.9%      28.3%    23.3%      63.0%

*Annualized

                            HARTFORD BOND FUND, INC.
                              FINANCIAL HIGHLIGHTS


The following information, insofar as it relates to each of the five years in the period ended December 31, 1994, has been examined by Arthur Andersen, LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.

            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

------------------------------------------------------------------------------------------------------------------------------------

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED
                                 12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88  12/31/87  12/31/86 12//31/85
Net asset value at beginning
  of period ..................   $1.044    $1.024    $1.062    $0.979    $0.976    $0.945     $0.952    $1.033    $1.007   $0.929
Net investment income ..........  0.060     0.062     0.074     0.072     0.075     0.079      0.077     0.080     0.091    0.104
Net realized and unrealized
  gains (losses) on investments  (0.100)    0.039    (0.019)    0.082     0.003     0.031     (0.007)   (0.081)    0.026    0.078
                                 ------    ------    ------   -------    ------    ------     ------    ------   -------   ------

Total from investment
  operations..................   (0.040)    0.101     0.055     0.154     0.078     0.110      0.070    (0.001)    0.117    0.182
Dividends from net
  investment income ...........  (0.060)   (0.062)   (0.074)   (0.072)   (0.075)   (0.079)    (0.077)   (0.080)   (0.091)  (0.104)
Distribution from net realized
   gains on securities ........  (0.018)   (0.019)   (0.018)    0.000     0.000     0.000      0.000     0.000     0.000    0.000
Return of capital...............  0.000     0.000     0.000     0.000     0.000     0.000      0.000     0.000     0.000    0.000
                                 ------   -------    ------    ------    ------    ------     ------    ------    ------   ------

Total from distributions ......  (0.078)   (0.081)   (0.092)   (0.072)   (0.075)   (0.079)    (0.077)   (0.080)   (0.091)  (0.104)
                                 ------   -------    ------    ------    ------    ------     ------    ------    ------   ------

Net increase (decrease)
  in net assets ...............  (0.118)    0.020    (0.037)    0.082     0.003     0.031     (0.007)   (0.081)    0.026    0.078

Net asset value at end
  of period ................... $ 0.926   $ 1.044   $ 1.024   $ 1.061    $0.979    $0.976     $0.945    $0.952    $1.033   $1.007
                                =======   =======   =======   =======    ======    ======     ======    ======    ======   ======
Total Return .................    -3.95%    10.24%     5.53%    16.43%     8.39%    12.10%      7.60%    -0.01%    12.19%   20.62%
Net Assets (in thousands) ....  247,458   239.602   128,538    97,377    70,915    61,602     54,215    50,037    57,160   43,843
Ratio of operating expenses
 in average net assets ........    0.55%     0.57%      064%     0.66%     0.67%     0.67%      0.69%     0.69%     0.71%    0.69%
Ratio of net investment income
  to average net  asset .......    6.23%     5.93%     7.21%     7.29%     7.82%     8.09%      8.12%     8.15%     8.93%   10.73%
Portfolio turnover rate .......   328.8%    494.3%    434.1%    337.0%    161.6%    225.0%     230.3%     53.3%     46.7%    53.7%
Current Yield* ................    7.19%     4.93%     6.48%     6.62%     8.17%     7.92%      9.15%     8.67%     8.82%   10.29%

*The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or any investment companies. In addition, the yield information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

                     HARTFORD MORTGAGE SECURITIES FUND, INC.
                              FINANCIAL HIGHLIGHTS


The following information, insofar as it relates to each of the five years in the period ended December 31, 1994, has been examined by Arthur Andersen, LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.

            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

-----------------------------------------------------------------------------------------------------------------------------------
                                        YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR      YEAR     YEAR     YEAR
                                        ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED     ENDED    ENDED    ENDED
                                        12/31/94 12/31/93 12/31/92 12/31/91 12/31/90 12/31/89 12/31/88  12/31/87 12/31/86 12//31/85

Net asset value at beginning of period.. $ 1.075  $ 1.079  $ 1.115  $ 1.054  $ 1.045   $ 1.006  $ 1.011  $ 1.087  $ 1.077  $ 1.000
Net investment income...................   0.068    0.071    0.086    0.088    0.087     0.088    0.087    0.093    0.104    0.111
Net realized and unrealized
  gains (losses) on investments.........  (0.086)  (0.004)  (0.036)   0.061    0.009     0.039   (0.005)  (0.067)   0.010    0.077
                                         -------  -------  -------  -------  -------    ------   ------  -------  -------   ------
Total from investment operations........  (0.018)   0.067    0.050    0.149    0.096     0.127    0.082    0.026    0.114    0.188
Dividends from net investment income....  (0.068)  (0.071)  (0.086)  (0.088)  (0.087)   (0.088)  (0.087)  (0.093)  (0.104)  (0.111)
Distribution from net realized gains
  on securities...                        (0.005)   0.000    0.000    0.000    0.000     0.000    0.000   (0.009)   0.000    0.000
Return of capital.......................   0.000    0.000    0.000    0.000    0.000     0.000    0.000    0.000    0.000    0.000
                                         -------  -------  -------  -------  -------    ------   ------   ------    -----   ------

Total from distributions................  (0.073)  (0.071)  (0.086)  (0.088)  (0.087)   (0.088)  (0.087)  (0.102)  (0.104)  (0.111)
                                         -------  -------  -------  -------  -------    ------   ------  -------   -------  ------

Net increase (decrease) in net assets...  (0.091)  (0.004)  (0.036)   0.061    0.009     0.039   (0.005)  (0.076    0.010    0.077
Net asset value at end of period........  $0.984  $ 1.075  $ 1.079  $ 1.115  $ 1.054    $1.045   $1.006  $ 1.011    1.087  $ 1.077
                                         =======  =======  =======  =======  =======    ======   ======  =======  =======  =======

Total Return............................   -1.61%    6.31%    4.64%   14.71%    9.70%    13.13%    8.38%    2.64%   11.13%   20.61%
Net Assets (in thousands)............... 304,147  365,198  258,711  162,484  105,620    85,908   85,075   84,075  100,518   50,090
Ratio of operating expenses in
  average net  assets.....                  0.48%    0.49%    0.56%    0.58%    0.58%     0.58%    0.60%    0.61%    0.62%    0.66%
Ratio of net investment income
  to average net  asset.................    6.65%    6.49%    7.96%    8.25%    8.42%     8.64%    8.58%    9.02%    9.57%     --
Portfolio turnover rate.................   385.7%   183.4%   277.2%   152.2%    85.6%     91.3%   185.0%   143.6%   103.1%   124.7%
Current yield**.........................    7.84%    5.73%    7.51%    8.16%    8.21%     8.28%    9.12%    9.41%    8.90%   10.33%


(a)The Fund was declared effective by the Securities and Exchange Commission on January 15, 1985.

*  Annualized

** The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, the yield information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

                           HVA MONEY MARKET FUND, INC
                              FINANCIAL HIGHLIGHTS


The following information, insofar as it relates to each of the five years in the period ended December 31, 1994, has been examined by Arthur Andersen, LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.

            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

------------------------------------------------------------------------------------------------------------------------------------
                                   YEAR      YEAR      YEAR      YEAR     YEAR      YEAR      YEAR      YEAR      YEAR     YEAR
                                   ENDED     ENDED     ENDED     ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED
                                   12/31/94  12/31/93  12/31/92  12/31/91 12/31/90  12/31/89  12/31/88  12/31/87  12/31/86 12/31/85

Net asset value at beginning
  of period....................... $1.000   $ 1.000   $ 1.000    $ 1.000  $ 1.000  $ 1.000   $ 1.000   $ 1.000    $ 1.000   $ 1.000
Net investment income.............  0.039     0.029     0.036      0.059    0.078    0.088     0.071     0.063      0.066     0.082
Net realized and unrealized
  gains (losses) on investments...  0.000     0.000     0.000      0.000    0.000    0.000     0.000     0.000      0.000     0.000
                                   ------   -------   -------    -------   ------  -------   -------   -------     ------   -------

Total from investment
  operations.....................   0.039     0.029     0.036      0.059    0.078    0.088     0.071     0.063      0.066     0.082
Dividends from net
  investment income..............  (0.039)   (0.029)   (0.036)    (0.059)  (0.078)  (0.088)   (0.071)   (0.063)    (0.066)   (0.082)
Distribution from net realized
  gains on securities............   0.000     0.000     0.000      0.000    0.000    0.000     0.000     0.000      0.000     0.000
Return of capital................   0.000     0.000     0.000      0.000    0.000    0.000     0.000     0.000      0.000     0.000
                                  -------   -------   -------    -------   ------  -------   -------     -----      -----   -------

Total from distributions........   (0.039)   (0.029)   (0.036)    (0.059)  (0.078)  (0.088)   (0.071)   (0.063)    (0.066)   (0.082)
                                  -------   -------   -------    -------   ------  -------   -------   -------    -------  -------

Net increase (decrease)
  in net assets.................    0.000     0.000     0.000      0.000    0.000    0.000     0.000     0.000      0.000     0.000
Net asset value at end of
  period........................  $ 1.000    $1.000   $ 1.000    $ 1.000  $ 1.000  $ 1.000   $ 1.000   $ 1.000    $ 1.000   $ 1.000
                                  =======   =======   =======    =======  =======  =======   =======   =======    =======   =======

Total Return....................     3.95%     2.94%     3.63%      6.01%    8.09%    9.10%     7.40%     6.49%      6.77%     8.53%
Net Assets (in thousands).......  321,465   234,088   190,246    177,483  194,462  129,808   127,346   104,002     79,683    84,025
Ratio of operating expenses in
  average net assets............     0.47%     0.48%     0.53%      0.54%    0.57%    0.58%     0.58%     0.58%      0.58%     0.55%
Ratio of net investment income
  to average net asset .........     3.99%     2.91%     3.60%      5.88%    7.80%    8.75%    7.19%      6.36%      6.56%     8.21%
Portfolio turnover rate.........     5.43%     2.89%     3.09%      4.66%    7.73%    8.21%    8.49%      7.17%      5.45%     7.78%
                                     5.58%     2.93%     3.14%      4.79%    8.03%    8.55%    8.85%      7.43%      5.60%     8.13%

* The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, the yield information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

                HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC.
                              FINANCIAL HIGHLIGHTS

The following information, insofar as it relates to each of the five years in the period ended December 31, 1994, has been examined by Arthur Andersen, LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this prospectus.

            (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

-----------------------------------------------------------------------------------------------------------------------------------
                                   YEAR     YEAR      YEAR     YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR
                                   ENDED    ENDED     ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED
                                   12/31/94 12/31/93  12/31/92 12/31/91  12/31/90  12/31/89  12/31/88  12/31/87  12/31/86 12//31/85


Net asset value at beginning
  of period.....................   $ 1.000   $ 1.000   $ 1.000  $ 1.000   $ 1.000   $ 1.000    $ 1.000   $ 1.000   $ 1.000  $ 1.000
Net investment income...........     0.036     0.027     0.032    0.055     0.073     0.081      0.057     0.056     0.081    0.078
Net realized and unrealized
  gains (losses) on investments.     0.000     0.000     0.000    0.000     0.000     0.000      0.000     0.000     0.000    0.000
                                   -------   -------    ------  -------    -------  -------    -------   -------   -------   ------

Total from investment operations.    0.036     0.027     0.032    0.055     0.073     0.081      0.057     0.056     0.081    0.078
Dividends from net investment
  income........................    (0.036)   (0.027)   (0.032)  (0.055)   (0.073)   (0.081)    (0.057)   (0.056)   (0.081)  (0.078)
Distribution from net realized
   gains on securities..........     0.000     0.000     0.000    0.000     0.000     0.000      0.000     0.000     0.000    0.000
Return of capital...............     0.000     0.000     0.000    0.000     0.000     0.000      0.000     0.000     0.000    0.000
                                   -------    ------    ------   ------   -------    ------     ------    ------   -------  -------

Total from distributions........    (0.036)   (0.027)   (0.032)  (0.055)   (0.073)   (0.081)    (0.057)   (0.056)   (0.081)  (0.078)
                                    -------   -------   -------  -------  -------   -------    -------   -------   -------   ------

Net increase (decrease)
  in net assets.................     0.000     0.000     0.000    0.000     0.000     0.000      0.000     0.000     0.000    0.000
Net asset value at end of
  period........................   $ 1.000   $ 1.000   $ 1.000  $ 1.000   $ 1.000   $ 1.000    $ 1.000   $ 1.000   $ 1.000  $ 1.000
                                   =======   =======   =======  =======   =======   =======    =======   =======   =======  =======

Total Return....................      3.67%     2.68%     3.22%    5.61%     7.52%     8.43%      6.92%     5.75%     6.29%    8.07%
Net Assets (in thousands).......     9,619     9,449    10,525   11,257    10,496     7,814      7,262     5,888     5,812    6,455
Ratio of operating expenses in
  average net  assets...........      0.58%     0.58%     0.75%    0.73%     0.73%     0.77%      0.75%     0.58%     0.60%    0.82%
Ratio of net investment income
  to average net  asset.........      3.63%     2.85%     3.19%    5.48%     7.29%     8.14%      8.78%     5.57%     6.08%    7.72%
Portfolio turnover rate.........       --        --        --       --        --        --         --        --        --       --
Current Yield*                        5.14%     2.87%     2.69%    4.24%     7.59%     7.53%      8.27%     6.17%     5.28%    7.20%
Effective Yield*                      5.27%     2.71%     2.72%    4.31%     7.88%     7.82%      8.82%     6.36%     5.40%    7.46%

** The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, the yield information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

                                    THE FUNDS

         The Funds are made available to serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts of ITT Hartford Life Insurance Companies. The Hartford Investment Management Company, Inc. ("HIMCO" or the "Adviser") serves as investment adviser to Hartford Index Fund, Inc., Hartford Bond Fund, Inc., Hartford Mortgage Securities Fund, Inc., HVA Money Market Fund, Inc. and Hartford U.S. Government Money Market Fund, Inc. and as investment manager to Hartford Capital Appreciation Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Small Company Fund, Inc., Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., and Hartford International Advisers Fund, Inc. Wellington Management Company ("WMC" or the "Sub-Adviser") serves as investment sub-adviser to Hartford Capital Appreciation Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Small Company Fund, Inc., Hartford Stock Fund, Inc., Hartford Advisers Fund, Inc., and Hartford International Advisers Fund, Inc.


                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

         The Funds have different investment objectives and policies, as described below. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. For more information about the investment strategies employed by the Funds, see "Common Investment Policies and Risk Factors." The investment objective of each Fund is fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the particular Fund. All other policies not specifically designated as fundamental are nonfundamental and may be changed by the Board of Directors of the particular Fund. See the Statement of Additional Information for a complete listing of investment restrictions.


HARTFORD CAPITAL APPRECIATION FUND, INC.

         Hartford Capital Appreciation Fund, Inc. (the "Capital Appreciation Fund") was incorporated in 1983 under Maryland law.

         Investment Objective. The Capital Appreciation Fund seeks to achieve growth of capital by investing in securities selected solely on the basis of potential for capital appreciation; income, if any, is an incidental consideration.

         Investment Policies. The Capital Appreciation Fund seeks to achieve its objective by investing primarily in equity securities and securities convertible into equity securities. The Sub-Adviser identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry sector. This approach is sometimes referred to as a "stock picking" approach and results in having all market capitalization sectors (i.e., small, medium, and large companies) represented in the portfolio. Small and medium companies are selected primarily on the basis of dynamic earnings growth potential. Larger companies are selected primarily based on the expectation for a catalyst event that will trigger stock price appreciation. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.

         The Capital Appreciation Fund will invest primarily in securities issued by U.S. companies but may also invest in securities issued by non-U.S. companies, including those traded in U.S. markets and non-U.S. markets. Under normal circumstances, securities of non-U.S. companies will not exceed 20% of the Capital Appreciation Fund's total assets. The Capital Appreciation Fund's investments in securities of non-U.S. companies may include ADRs and GDRs. When selecting securities of non-U.S. issuers, the Sub-Adviser also will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located. The Capital Appreciation Fund will be subject to certain risks as a result of its ability to invest in the securities of non-U.S. companies. See "Common Investment Policies and Risk Factors."

         From time to time, the Capital Appreciation Fund may invest in debt securities. The non-convertible debt securities in which the Capital Appreciation Fund may invest include debt securities assigned within the four highest bond rating categories by Moody's or S&P, i.e., investment grade, or considered to be of comparable quality as determined by the Sub-Adviser. In addition, the Capital Appreciation Fund may invest up to 5% of total assets in high yield debt securities, commonly known as "junk bonds." Such securities are rated as low as "C" by Moody's and S&P, or if unrated, are of comparable quality as determined by the Sub-Adviser. See "Common Investment Policies and Risk Factors."

         Although the Capital Appreciation Fund intends to be fully invested in equity and debt securities, it may hold cash or cash equivalents and may invest any portion or all of its assets in high quality money market instruments in the following circumstances: (1) during periods when the Sub-Adviser deems it necessary for temporary defensive purposes; (2) to meet liquidity needs; or (3) in anticipation of investment of its assets.

         The Capital Appreciation Fund may invest up to 10% of its total assets in illiquid securities and may from time to time purchase securities on a when-issued or delayed delivery basis. In addition, the Capital Appreciation Fund may invest to a limited extent in other investment companies and may enter into certain currency transactions. Finally, the Capital Appreciation Fund may invest in options, futures, and options on futures. See "Common Investment Policies and Risk Factors."

HARTFORD DIVIDEND AND GROWTH FUND, INC.

         Hartford Dividend and Growth Fund, Inc. (the "Dividend and Growth Fund") was incorporated in 1993 under Maryland law.

         Investment Objective. The Dividend and Growth Fund seeks to achieve a high level of current income consistent with growth of capital and reasonable investment risk.

         Investment Policies. The Dividend and Growth Fund seeks to achieve its objective by investing primarily in equity securities and securities convertible into equity securities that typically have above average income yield and whose prospects for capital appreciation are considered favorable by the Sub-Adviser. The Sub-Adviser uses fundamental analysis to evaluate a security for purchase or sale by the Dividend and Growth Fund. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. As a key component of the fundamental analysis done for the Dividend and Growth Fund, the Sub-Adviser evaluates a company's ability to sustain and potentially increase its dividend. The Dividend and Growth Fund's portfolio will be broadly diversified by industry and company; the Fund seeks to diversify its investments over a carefully selected list of securities in order to moderate the risks inherent in equity investments.

         The Dividend and Growth Fund will invest primarily in securities issued by U.S. companies but may also invest in securities issued by non-U.S. companies, including those traded in U.S. markets and non-U.S. markets. Under normal circumstances, securities of non-U.S. companies will not exceed 20% of the Dividend and Growth Fund's total assets. The Dividend and Growth Fund's investments in securities of non-U.S. companies may include ADRs and GDRs. When selecting securities of non-U.S. issuers, the Sub-Adviser also will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located. The Dividend and Growth Fund will be subject to certain risks as a result of its ability to invest in the securities of non-U.S. companies. See "Common Investment Policies and Risk Factors."

         From time to time, the Dividend and Growth Fund may invest in debt securities. The non-convertible debt securities in which the Dividend and Growth Fund may invest include debt securities assigned within the four highest bond rating categories by Moody's or S&P, i.e., investment grade, or considered to be of comparable quality as determined by the Sub-Adviser.

         Although the Dividend and Growth Fund intends to be fully invested in equity and debt securities, it may hold cash or cash equivalents and may invest any portion or all of its assets in high quality money market instruments in the following circumstances: (1) during periods when the Sub- Adviser deems it necessary for temporary defensive purposes; (2) to meet liquidity needs; or (3) in anticipation of investment of its assets.

         The Dividend and Growth Fund may invest up to 15% of its total assets in illiquid securities and may from time to time purchase securities on a when-issued or delayed delivery basis. In addition, the Dividend and Growth Fund may invest to a limited extent in other investment companies and may engage in certain currency transactions. Finally, the Dividend and Growth Fund may invest in options, futures, and options on futures. See "Common Investment Policies and Risk Factors."


HARTFORD INDEX FUND, INC.

         Hartford Index Fund, Inc. (the "Index Fund") was incorporated in 1983 under Maryland law.

         Investment Objective. The Index Fund seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate.

         Investment Policies. The Index Fund uses the Standard & Poor's 500 Composite Stock Price Index (the "Index") as its standard performance comparison because it represents a significant proportion of the total market value of all common stocks, is well known to investors and, in the opinion of the management of the Index Fund, is representative of the performance of publicly-traded common stocks. Therefore, the Index Fund attempts to approximate the capital performance and dividend income of the Index.

         The Index Fund will generally invest in no fewer than 475 stocks. The Adviser will select stocks for the Index Fund's portfolio after taking into account their individual weights in the Index. Temporary cash balances, normally not expected to exceed 2% of the Index Fund's net assets, may be invested in short-term money market instruments. The Index Fund may invest in ADRs and GDRs. The Index Fund may also from time to time enter into stock index futures contracts and options on such futures contracts to maintain optimal exposure to the Index and to hedge against changes in security prices. See "Common Investment Policies and Risk Factors."

         The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. S&P chooses the stocks to be included in the Index on a proprietary basis. The weightings of stocks in the Index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Because of this weighting, as of December 31, 1995, approximately fifty percent of the Index was composed of the fifty-nine largest companies, the five largest being General Electric Co., AT&T Corp., Exxon Corp., Coca-Cola Company and Merck and Co.

         No attempt is made to "manage" the Index Fund's portfolio in the traditional sense, using economic, financial and market analysis, nor will the adverse financial situation of a company directly result in its elimination from the Index Fund's portfolio unless, of course, the company is removed from the Index. From time to time administrative adjustments may be made in the Index Fund's portfolio because of mergers, changes in the composition of the Index and similar reasons.

         The Index Fund's management believes that the "indexing" approach described above is an effective method of substantially duplicating percentage changes in the Index. It is a reasonable expectation that the correlation between the performance of the Index Fund (before expenses) and that of the Index will be above 98%; a figure of 100% would indicate perfect correlation. The Index Fund is regularly monitored to determine if it is meeting its targeted performance. In the event of any deviation from the targeted performance, the security holdings of the Index Fund are rebalanced to better replicate the index. At some time in the future, the Board of Directors of the Index Fund may, subject to shareholder approval, select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

         The Index Fund's ability to approximate the performance of the Index will depend to some extent on the size of cash flows into and out of the Index Fund. Investment changes to accommodate these cash flows will be made to maintain the similarity of the Index Fund's portfolio to the Index, to the maximum practicable extent.

         "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Index Fund. The Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Index Fund. S&P has no obligation to take the needs of the Index Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the net asset value of the Index Fund or the timing of the issuance or sale of shares in the Index Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index Fund.

         In addition, S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Index Fund, its shareholders or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.

         Hartford International Opportunities Fund, Inc. (the "International Opportunities Fund") was incorporated in 1990 under Maryland law.

         Investment Objective. The International Opportunities Fund seeks to achieve long-term total rate of return consistent with prudent investment risk through investment primarily in equity securities issued by non-U.S. companies.

         Investment Policies. The International Opportunities Fund seeks to achieve its investment objective by investing in a diversified portfolio of primarily equity securities which covers a broad range of countries, industries, and companies. The International Opportunities Fund anticipates that, under normal market conditions, it will diversify its investments among a minimum of five countries; the Fund will not invest more than 20% of its net assets in securities of issuers located in any one country, except that it may invest up to 35% of its net assets in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

         Securities in which the International Opportunities Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency Unit) and generally are traded on non-U.S. markets.

         Under normal market conditions, at least 70% of the International Opportunities Fund's total assets will be invested in equity securities issued by non-U.S. companies. Equity securities in which the International Opportunities Fund invests include common stocks, preferred stocks, convertible securities, and warrants and rights to acquire such securities. The International Opportunities Fund may invest in ADRs and GDRs. See "Common Investment Policies and Risk Factors." Equity investments are selected on the basis of fundamental analysis to identify those markets and securities that provide capital appreciation potential. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value. In analyzing companies for investment, the Sub-Adviser looks for, among other things, a strong balance sheet, attractive industry dynamics, strong competitive advantages, and attractive relative value within the context of a security's primary trading market. In addition to fundamental analysis of companies and industries, the Sub-Adviser evaluates the economic and political environments of the countries in which the securities are traded. The International Opportunities Fund's investments in debt securities will be substantially similar to the debt securities investments permitted for the International Advisers Fund. See "Hartford International Advisers Fund, Inc. -- Investment Policies."

         Although the International Opportunities Fund intends to be fully invested in equity and debt securities, it may hold cash and cash equivalents (U.S. dollars, non-U.S. currencies, multinational currency units) and may invest any portion or all of its assets in high quality money market instruments of U.S., non-U.S., or supranational issuers in the following circumstances: (1) during periods when the Sub-Adviser deems it necessary for temporary defensive purposes; (2) to meet liquidity needs; or (3) in anticipation of investment of its assets. The International Opportunities Fund may invest in non-U.S. money market funds and commingled pools offered by non-U.S. banks.

         The International Opportunities Fund will be subject to certain risks as a result of its ability to invest in the securities of non-U.S. companies. The International Opportunities Fund is permitted to invest up to 15% of its total assets in illiquid securities and may from time to time purchase securities on a when- issued or delayed delivery basis. In addition, the International Opportunities Fund may invest to a limited extent in other investment companies and enter into certain currency transactions. Finally, the International Opportunities Fund is permitted to invest in options, futures and options on futures. See "Common Investment Policies and Risk Factors."

HARTFORD SMALL COMPANY FUND, INC.

         Hartford Small Company Fund, Inc. (the "Small Company Fund") was incorporated under Maryland law in 1996.

         Investment Objective. The Small Company Fund seeks to achieve growth of capital by investing in securities selected primarily on the basis of potential for capital appreciation.

         Investment Policies. The Small Company Fund seeks to achieve its objective by investing primarily in equity securities and securities convertible into equity securities of companies which have less than $2 billion in market capitalization. The Sub-Adviser identifies, through fundamental analysis, companies that it believes have substantial near-term capital appreciation potential regardless of industry sector. However, overall industry exposure is monitored by the Sub- Adviser so as to maintain broad industry diversification. In selecting investments the Sub-Adviser considers securities of companies that, in its opinion, have potential for above-average earnings growth, are undervalued in relation to their investment potential, have business and/or fundamental financial characteristics that are misunderstood by investors, or are relatively obscure (i.e.,undiscovered by the overall investment community). Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.

         The Small Company Fund will invest primarily in securities issued by U.S. companies but also may invest in securities issued by non-U.S. companies, including those traded in U.S. markets and non-U.S. markets. Under normal circumstances, securities of non-U.S. Companies will not exceed 20% of the Small Company Fund's total assets. The Small Company Fund's investments in securities of non-U.S. companies may include ADRs and GDRs. From time to time, the Small Company Fund may invest in debt securities and may invest in cash, cash equivalents or money market instruments under certain circumstances.

         The Small Company Fund is permitted to invest up to 15% of its total assets in illiquid securities and may purchase securities on a when-issued or delayed delivery basis. The Small Company Fund may also invest in initial public offerings. In addition, the Small Company Fund may invest to a limited extent in other investment companies and may enter into certain currency transactions. Finally, the Small Company Fund may invest in options, futures, and options on futures. See "Common Investment Policies and Risk Factors" for information regarding additional investment policies of the Fund.

HARTFORD STOCK FUND, INC.

         Hartford Stock Fund, Inc. (the "Stock Fund") was incorporated in 1976 under Maryland law.

         Investment Objective. The Stock Fund seeks to achieve long-term capital growth primarily through capital appreciation, with income a secondary consideration, by investing in primarily equity securities.

         Investment Policies. The Stock Fund seeks to achieve its objective by investing primarily in equity securities and securities convertible into equity securities, using a two-tiered investment approach. First, under what is sometimes referred to as a "top down" approach, the Sub-Adviser analyzes the macro economic and investment environment. This includes an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends, and investor sentiment. Through top down analysis, the Sub-Adviser anticipates secular and cyclical changes and identifies industries and economic sectors that are expected to grow faster than the overall economy.

         Second, top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. The Stock Fund's portfolio emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a leadership position within an industry, a strong balance sheet, a high return on equity, sustainable or increasing dividends, a strong management team, and a globally competitive position. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value.

         The Stock Fund will invest primarily in securities issued by U.S. companies but may also invest in securities issued by non-U.S. companies, including those traded in U.S. markets and non-U.S. markets. Under normal circumstances, securities of non-U.S. companies will not exceed 20% of the Stock Fund's total assets. The Stock Fund's investments in securities of non-U.S. companies may include ADRs and GDRs. When selecting securities of non-U.S. issuers, the Sub-Adviser also will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located. The Stock Fund will be subject to certain risks as a result of its ability to invest in the securities of non-U.S. companies. See "Common Investment Policies and Risk Factors." From time to time, the Stock Fund may invest in debt securities. The non-convertible debt securities in which the Stock Fund may invest include debt securities assigned within the four highest bond rating categories by Moody's or S&P, i.e., investment grade, or considered to be of comparable quality as determined by the Sub-Adviser.

         Although the Stock Fund intends to be fully invested primarily in equity securities and securities convertible into equity securities it may hold cash or cash equivalents and may invest any portion or all of its assets in high quality money market instruments in the following circumstances: (1) during periods when the Sub-Adviser deems it necessary for temporary defensive purposes; (2) to meet liquidity needs; or (3) in anticipation of investment of its assets.

         The Stock Fund may invest up to 10% of its total assets in illiquid securities and may from time to time purchase securities on a when-issued or delayed delivery basis. In addition, the Stock Fund may invest to a limited extent in other investment companies and may enter into certain currency transactions. Finally, the Stock Fund may invest in options, futures and options on futures. See "Common Investment Policies and Risk Factors."

HARTFORD ADVISERS FUND, INC.

         Hartford Advisers Fund, Inc. (the "Advisers Fund") was incorporated in 1982 under Maryland law.

         Investment Objective. The Advisers Fund seeks to achieve maximum long-term total rate of return consistent with prudent investment risk by investing in common stock and other equity securities, bonds and other debt securities, and money market instruments.

         Investment Policies. The Advisers Fund seeks to achieve its objective through the active allocation of its assets among the asset categories of equity and debt securities and money market instruments, based upon the Sub-Adviser's judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category, and expected future returns of each asset category. The Sub-Adviser will base its asset allocation decisions on fundamental analysis and will not attempt to make short-term market timing decisions among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the Advisers Fund will normally have some portion of its assets invested in each asset category. The Advisers Fund does not have percentage limitations on the amount allocated to each asset category.

         The Advisers Fund's investments in equity securities and securities that are convertible into equity securities will be substantially similar to the investments permitted for the Stock Fund. See "Hartford Stock Fund, Inc. -- Investment Policies." The Advisers Fund's investments in debt securities will be substantially similar to the investments permitted for the Bond Fund. See "Hartford Bond Fund, Inc. -- Investment Policies." In the event a security owned by the Advisers Fund is downgraded to a rating category below investment grade, the Advisers Fund generally will sell it within a reasonable period thereafter based on the Sub-Adviser's outlook for the issuer and the security.

         The Advisers Fund will invest primarily in securities issued by U.S. companies but may also invest in securities issued by non-U.S. companies, including those traded in U.S. markets and non-U.S. markets. Under normal circumstances, securities of non-U.S. companies will not exceed 20% of the Advisers Fund's total assets. The Advisers Fund's investments in securities of non-U.S. companies may include ADRs and GDRs. When selecting securities of non-U.S. issuers, the Sub-Adviser also will evaluate the economic and political climate and the principal securities markets of the country in which an issuer is located. The Advisers Fund will be subject to certain risks as a result of its ability to invest in the securities of non-U.S. companies. See "Common Investment Policies and Risk Factors."

         The Advisers Fund may hold cash and cash equivalents and may invest any portion or all of its assets in high quality money market instruments in the following circumstances: (1) when the Sub-Adviser expects returns on such instruments to be attractive relative to investments in equity and debt securities; (2) during periods when the Sub-Adviser deems it necessary for temporary defensive purposes; (3) to meet liquidity needs; or (4) in anticipation of investment of its assets.

         The Advisers Fund may invest up to 10% of its total assets in illiquid securities and may from time to time purchase securities on a when-issued or delayed delivery basis. In addition, the Advisers Fund may invest to a limited extent in other investment companies and enter into certain currency transactions. Finally, the Advisers Fund may invest in options, futures, and options on futures. See "Common Investment Policies and Risk Factors."

HARTFORD INTERNATIONAL ADVISERS FUND, INC.

         Hartford International Advisers Fund, Inc. (the "International Advisers Fund") was incorporated in 1994 under Maryland law.

         Investment Objective. The International Advisers Fund seeks to achieve maximum long-term total rate of return consistent with prudent investment risk.

         Investment Policies. The International Advisers Fund seeks to achieve its objective through the active allocation of its assets among the asset categories of equity and debt securities and money market instruments, based upon its judgment of the projected investment environment for financial assets, relative fundamental values and attractiveness of each asset category, and expected future returns of each asset category. The Sub-Adviser will base its asset allocation decisions on fundamental analysis and will not attempt to make short-term timing decisions among asset categories. As a result, shifts in asset allocation are expected to be gradual and continuous and the International Advisers Fund will normally have some portion of its assets invested in each asset category at all times. The International Advisers Fund does not have percentage limitations on the amount allocated to each asset category.

         The International Advisers Fund will consist of a diversified portfolio of securities covering a broad range of countries, industries, and companies. The International Advisers Fund anticipates that, under normal market conditions, it will diversify its investments among a minimum of five countries; the Fund will not invest more than 20% of its net assets in securities of issuers located in any one country, except that it may invest up to 35% of its net assets in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

         Securities in which the International Advisers Fund invests are denominated in both U.S. dollars and non-U.S. currencies (including the European Currency Unit) and generally are traded on non-U.S. markets.

         The International Advisers Fund's investments in equity securities will be substantially similar to the equity securities investments permitted for the International Opportunities Fund. See "Hartford International Opportunities Fund, Inc. -- Investment Policies."

         The International Advisers Fund's investments in debt securities include, but are not limited to: (1) debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (2) debt obligations issued or guaranteed by a non-U.S. sovereign government or one of its agencies or political subdivisions, including Brady Bonds (see "Common Investment Policies and Risk Factors"); (3) debt obligations issued or guaranteed by supranational organizations such as the World Bank; (4) debt obligations of non-U.S. banks and bank holding companies; (5) non- U.S. corporate debt securities; (6) debt obligations of U.S. banks and corporations; (7) non-U.S. commercial paper; (8) asset-backed securities and mortgage-related securities, including CMOs; these debt securities will be rated investment grade by Moody's or S&P, or, if unrated, will be determined by the Sub-Adviser to be of comparable quality (see "Common Investment Policies and Risk Factors"); and (9) repurchase agreements involving any of the foregoing. The International Advisers Fund's investments in debt securities will be based on an analysis of such factors as yield, credit quality, economic policies, inflation rates, and the pace of economic growth in various markets.

         Debt securities in which the International Advisers Fund may invest include investment grade, non-convertible debt securities assigned within the four highest bond rating categories by Moody's or S&P, or, if unrated, which are determined by the Sub-Adviser to be of comparable quality. In addition, the International Advisers Fund may invest up to 15% of its total assets in high yield debt securities, commonly known as "junk bonds." Such securities are rated as low as "C" by Moody's and by S&P, or, if unrated, are of comparable quality as determined by the Sub-Adviser. See "Common Investment Policies and Risk Factors."

         The International Advisers Fund may hold cash and cash equivalents (U.S. dollars, non-U.S. currencies, multinational currency units) and may invest any portion or all of its assets in high quality money market instruments, including, but not limited to, instruments of U.S., non-U.S., or supranational issuers. These money market instruments may also include non-U.S. money market funds and commingled pools offered by non-U.S. banks. The International Advisers Fund may invest in high quality money market instruments in the following circumstances: (1) when the Sub-Adviser expects returns on such instruments to be attractive relative to investments in equity and debt securities; (2) during periods when the Sub-Adviser deems it necessary for temporary defensive purposes; (3) to meet liquidity needs; or (4) in anticipation of investment of its assets.

         The International Advisers Fund will be subject to certain risks as a result of its ability to invest in the securities of non-U.S. companies. The International Advisers Fund may invest up to 15% of its total assets in illiquid securities and may from time to time purchase securities on a when- issued or delayed delivery basis. In addition, the International Advisers Fund may invest to a limited extent in other investment companies and may enter into certain currency transactions. Finally, the International Advisers Fund may invest in options, futures, and options on futures.
See "Common Investment Policies and Risk Factors."

HARTFORD BOND FUND, INC.

         Hartford Bond Fund, Inc. (the "Bond Fund") was incorporated in 1982 under Maryland law.

         Investment Objective. The Bond Fund seeks to achieve maximum current income consistent with preservation of capital by investing primarily in fixed-income securities.

         Investment Policies. The Bond Fund's investments in bonds and other debt securities

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


include: (i) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (ii) publicly-traded, non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers and rated investment grade by Moody's or S&P, or if unrated, determined by the Adviser to be of comparable quality; (iii) asset-backed securities and mortgage-related securities, including CMOs, which are rated investment grade by Moody's or S&P, or, if unrated, which are determined by the Adviser to be of comparable quality (see "Common Investment Policies and Risk Factors"); (iv) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other non-U.S. issuers and rated investment grade by Moody's or S&P, or, if unrated, which are determined by the Adviser to be of comparable quality. Bonds and other debt securities owned by the Bond Fund will be denominated in U.S. dollars. In the event a security owned by the Bond Fund is downgraded to a rating category below investment grade, the Bond Fund generally will sell it within a reasonable period thereafter based on the Adviser's outlook for the issuer and the security.

         The Bond Fund will invest primarily in securities issued by U.S. companies but may also invest in securities issued by non-U.S. companies, including those traded in U.S. markets and non-U.S. markets. Under normal circumstances, securities of non-U.S. companies will not exceed 20% of the Bond Fund's total assets. The Bond Fund's investments in securities of non-U.S. companies may include ADRs and GDRs. When selecting securities of non-U.S. issuers, the Adviser also will evaluate the economic and political climate, and the principal securities markets of the country in which an issuer is located. The Bond Fund will be subject to certain risks as a result of its ability to invest in the securities of non-U.S. companies. See "Common Investment Policies and Risk Factors."

         The Bond Fund will invest at least 65% of its total assets in bonds and debt securities with a maturity of at least one year. The Bond Fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The Bond Fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities.

         Although the Bond Fund intends to be fully invested in equity and debt securities, it may hold cash or cash equivalents and may invest any portion or all of its assets in high quality money market instruments in the following circumstances: (1) during periods when the Adviser deems it necessary for temporary defensive purposes; (2) to meet liquidity needs; or (3) in anticipation of investment of its assets.

         The Bond Fund may invest up to 10% of its total assets in illiquid securities and may from time to time purchase securities on a when-issued or delayed delivery basis. In addition, the Bond Fund may invest to a limited extent in other investment companies.


HARTFORD MORTGAGE SECURITIES FUND, INC.

         Hartford Mortgage Securities Fund, Inc. (the "Mortgage Securities Fund") was incorporated in 1984 under Maryland law.

         Investment Objective. The Mortgage Securities Fund seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

         Investment Policies. The Mortgage Securities Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in high quality mortgage-related securities either (i) issued by U.S. Government agencies, instrumentalities or sponsored corporations or (ii) rated A or better by Moody's or S&P or, if not rated, which are of equivalent investment quality as determined by the Adviser. At times the Mortgage Securities Fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when the Adviser deems such investments to be consistent with the Fund's investment objective; however, no such investments will be made in excess of 20% of the value of the Fund's total assets. Such investments will be considered mortgage-related securities for purposes of the policy that the Fund invest at least 65% of the value of its total assets in mortgage-related securities, including securities issued by the GNMA. See "Common Investment Policies and Risk Factors".

         Consistent with its objective, the Mortgage Securities Fund may seek to increase its current return by writing covered call or covered put options with respect to some or all of the securities held in its portfolio. In addition, through the writing and purchase of options and the purchase and sale of interest rate futures contracts and related options, the Mortgage Securities Fund may at times seek to reduce fluctuations in net asset value by hedging against a decline in the value of securities owned by the Fund or an increase in the price of securities which the Fund plans to purchase. The Mortgage Securities Fund may also invest up to 10% of its total assets in illiquid securities, purchase asset-backed securities, and enter into swap transactions. See "Common Investment Policies and Risk Factors."

         Although the Mortgage Securities Fund intends to be fully invested in debt securities, it may hold cash or cash equivalents and invest any portion or all of its assets in high quality money market instruments in the following circumstances: (1) during periods when the Sub-Adviser deems it necessary for temporary defensive purposes; (2) to meet liquidity needs; or (3) in anticipation of investment of its assets.

HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC.

         Hartford U.S. Government Money Market Fund, Inc. (the "U.S. Government Money Market Fund") was incorporated in 1982 under Maryland law.

         Investment Objective. The U.S. Government Money Market Fund seeks to achieve maximum current income consistent with preservation of capital.

         Investment Policies. The U.S. Government Money Market Fund's portfolio will consist entirely of cash and investments permitted by Rule 2a-7 under the 1940 Act. Each has an effective maturity date of 397 days or less, computed in accordance with Rule 2a-7, from date of purchase. The average maturity of the portfolio will vary according to the Adviser's appraisal of money market conditions and will not exceed 90 days.

         The U.S. Government Money Market Fund seeks to achieve its objective by investing in short-term, marketable obligations issued or guaranteed by the U.S. Government or by agencies or instrumentalities of the U.S. Government, whether or not they are guaranteed by the full faith and credit of the U.S. government.

HVA MONEY MARKET FUND, INC.

         HVA Money Market Fund, Inc. (the "Money Market Fund") was incorporated in 1982 under Maryland law.

         Investment Objective. The Money Market Fund seeks to achieve maximum current income consistent with liquidity and preservation of capital.

         Investment Policies. The Money Market Fund's portfolio will consist entirely of cash and investments permitted under Rule 2a-7 of the 1940 Act. Each has an effective maturity date of 397 days or less computed in accordance with Rule 2a-7. The average maturity of the portfolio will vary according to the Adviser's appraisal of money market conditions and will not exceed 90 days.

         The Money Market Fund seeks to achieve its objective by investing in money market securities such as, but not limited to: (a) banker's acceptances;
(b) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (c) short-term corporate obligations, including commercial paper, notes, and bonds; (d) other short- term debt obligations; (e) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; and (f) asset-backed securities. See "Common Investment Policies and Risk Factors." Under normal circumstances, foreign securities will not exceed 25% of the Money Market Fund's total assets.

         The Money Market Fund will make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. However, it is anticipated that from time to time the Money Market Fund will take advantage of temporary disparities in the yield relationships among the different segments of the money market or among particular instruments within the same segment of the market, to make purchases and sales when the Adviser deems that such transactions will improve the yield or return of the portfolio.

                   COMMON INVESTMENT POLICIES AND RISK FACTORS

REPURCHASE AGREEMENTS

         The Funds may enter into repurchase agreements with respect to securities issued or guaranteed by the U.S. Government, with commercial banks having assets in excess of $1 billion or with recognized government securities dealers with net capital in excess of $50 million. The Funds' Boards of Directors have established standards for evaluation of the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements and monitors on a quarterly basis the Adviser's and Sub-Adviser's compliance with such standards.

         A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. It may also be viewed as the loan of money by a Fund to the seller. The resale price normally is in excess of the purchase price, reflecting an agreed upon market rate. The rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for a period of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A Fund will always receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by a Fund in each agreement, and a Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. A Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the Fund's total assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available.

ILLIQUID SECURITIES

         Each Fund, except the Index Fund, the U.S. Government Money Market Fund and the Money Market Fund, is permitted to invest in illiquid securities. No illiquid securities will be acquired if upon the purchase more than 10% or 15% of the value of a Fund's total assets, varying by Fund (15% for the Dividend and Growth Fund, International Advisers Fund, International Opportunities Fund and Small Company Fund, 10% for the Advisers Fund, Capital Appreciation Fund, Bond Fund, Mortgage Securities Fund and Stock Fund), would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value.

         Under current interpretations of the SEC Staff, the following securities in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) certain restricted securities (securities whose public resale is subject to legal or contractual restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

         These Funds may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A under the 1933 Act ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus treated as exempt from a Fund's 10% or 15% limitation on the investment in illiquid securities. Under the supervision of the Board of Directors, the Adviser or Sub-Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser or Sub-Adviser, the Board of Directors monitors trading activity in these securities. In reaching liquidity decisions, the Adviser or Sub-Adviser will consider, among other things, the following factors: (1) the frequency of trades and price quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, a Fund's liquidity could be adversely affected to the extent that a Fund is invested in such securities.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

         The Capital Appreciation Fund, the Dividend and Growth Fund, the International Opportunities Fund, the Small Company Fund, the Stock Fund, the Index Fund, the Advisers Fund, the International Advisers Fund, the Bond Fund and the Mortgage Securities Fund may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. While these Funds generally purchase securities on a when-issued or delayed-delivery basis with the intention of acquiring the securities, the Funds may sell the securities before the settlement date, if the Adviser or Sub-Adviser deems it advisable. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Funds' custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities or other liquid, high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the custodian will likewise segregate securities sold on a delayed-delivery basis.

OTHER INVESTMENT COMPANIES

         The Capital Appreciation Fund, the Dividend and Growth Fund, the International Opportunities Fund, the Small Company Fund, the Bond Fund, the Stock Fund, the Advisers Fund, and the International Advisers Fund are permitted to invest in other investment companies. Securities issued in certain countries are currently accessible to the Funds only through such investments. The investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. No Fund may acquire more than 3% of the outstanding voting securities of any other investment company, and no Fund may have more than 5% of its total assets invested in any other investment company. See "Investment Restrictions of the Funds" in the Statement of Additional Information.

CURRENCY TRANSACTIONS

         The Capital Appreciation Fund, the Dividend and Growth Fund, the International Opportunities Fund, the Small Company Fund, the Stock Fund, the Advisers Fund and the International Advisers Fund may engage in currency transactions to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed and over-the-counter ("OTC") currency futures contracts and options thereon, exchange listed and OTC options on currencies, and currency swaps.

         These Funds may invest in forward currency contracts, which involve a privately negotiated obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In addition, these Funds may engage in currency swaps, which are agreements to exchange cash flows based on the notional difference among two or more currencies. See "Swap Agreements." These Funds also may engage in exchange-listed and OTC currency futures contracts and options thereon, and exchange listed and OTC options on currencies. See "Options and Futures Contracts."

         These Funds may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Funds have, or in which the Funds expect to have, exposure. To reduce the effect of currency fluctuation on the value of existing or anticipated holdings of their securities, these Funds may also engage in proxy hedging. Proxy hedging is used when the currency to which a portfolio holding is exposed is difficult to hedge generally or difficult to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to buy U.S. dollars and to sell a currency, the changes in the value of which generally are considered to be linked to the currency to which the portfolio holding is exposed. The amount of the contract would not exceed the market value of the Fund's securities denominated in the linked currency.

         The use of currency transactions to protect the value of a Fund's assets against a decline in the value of a currency does not eliminate fluctuations in the value of the Fund's underlying securities. Further, these Funds may enter into currency transactions only with counterparties that the Sub-Adviser deems to be creditworthy.

OPTIONS AND FUTURES CONTRACTS

         In seeking to protect against the effect of changes in equity market values, currency exchange rates or interest rates that are adverse to the present or prospective position of the Funds, for cash flow management, and, to a lesser extent, to enhance returns, the Capital Appreciation Fund, the Dividend and Growth Fund, the Index Fund, the International Opportunities Fund, the Small Company Fund, the Stock Fund, the Advisers Fund, the International Advisers Fund, the Bond Fund and the Mortgage Securities Fund may employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of options, futures and options on futures involving equity and debt securities and foreign currencies, aggregates of equity and debt securities, indices of prices of equity and debt securities, and other financial indices. A Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations.

          These Funds may write covered call options or purchase covered put options on portfolio securities as a partial hedge (to the extent of the premium received less transaction costs) against a decline in the value of portfolio securities and in circumstances in which the Adviser or the Sub-Adviser anticipates that the price of the underlying securities will not increase above the exercise price of the option by an amount greater than the premium received (less transaction costs incurred) by the Fund. This strategy limits potential capital appreciation in the portfolio securities subject to the put or call option.

         These Funds may also write covered put and call options and purchase put and call options on foreign currencies to hedge against the risk of foreign exchange fluctuations on foreign securities the particular Fund holds in its portfolio or that it intends to purchase. For example, if a Fund enters into a contract to purchase securities denominated in foreign currency, it could effectively establish the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the foreign currency involved.

         In addition, these Funds may purchase put and call options and write covered put and call options on aggregates of equity and debt securities, indices of prices of equity and debt securities and other financial indices, and may enter into futures contracts and options thereon for the purchase or sale of aggregates of equity and debt securities, indices of equity and debt securities and other financial indices, all for the purpose of protecting against potential changes in the market value of portfolio securities or in interest rates. Aggregates are composites of equity or debt securities that are not tied to a commonly known index. An index is a measure of the value of a group of securities or other interests. An index assigns relative values to the securities included in that index, and the index fluctuates with changes in the market value of those securities.

         These Funds may write covered options only. "Covered" means that, so long as a Fund is obligated as the writer of a call option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date not earlier than the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a segregated account consisting of cash, U.S. Government securities or other liquid, high grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. A Fund will cover any put option it writes by maintaining a segregated account with its custodian as described above. A Fund will not write covered call options on portfolio securities representing more than 25% of the value of its total assets.

         To hedge against fluctuations in currency exchange rates, these Funds may purchase or sell foreign currency futures contracts, and write put and call options and purchase put and call options on such futures contracts. For example, a Fund may use foreign currency futures contracts when it anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market values of the Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk of the Fund of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions in the Fund and resulting transaction costs. When the Fund anticipates a significant foreign exchange rate increase while intending to invest in a non-U.S. security, the Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase of a futures contract would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the non-U.S. security position. The Fund similarly may use futures contracts on equity and debt securities to hedge against fluctuations in the value of securities it owns or expects to acquire.

         These Funds also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. A Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a non-U.S. security of the same currency. A Fund may purchase put options on foreign currency futures contracts to hedge against a decline in the foreign exchange rate or the value of its non-U.S. portfolio securities. A Fund may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of non-U.S. securities and in circumstances in which the Fund anticipates that the foreign exchange rate will not increase above the exercise price of the option by an amount greater than the premium received (less transaction costs incurred by the Fund). This strategy will limit potential capital appreciation in the underlying currency.

         To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies that are traded on an exchange regulated by the CFTC, in each case that are not for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account the unrealized profits and unrealized losses on any such contracts the Fund has entered into. However, the "in-the-money" amount of such options may be excluded in computing the 5% limit. Adoption of this guideline will not limit the percentage of the Fund's assets at risk to 5%.

         Although any one Fund may not employ all or any of the foregoing strategies, its use of options, futures and options thereon and forward currency contracts (as described under "Currency Transactions") would involve certain investment risks and transaction costs to which it might not be subject were such strategies not employed. Such risks include: (1) dependence on a Fund's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or market sections and movements in interest rates and currency markets; (2) imperfect correlation between movements in the price of the securities or currencies hedged or used for cover;
(3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract, option thereon or forward contract at any particular time, which may affect a Fund's ability to establish or close out a position; (5) possible impediments to effective portfolio management or the ability to meet current obligations caused by the segregation of a large percentage of a Fund's assets to cover its obligations; and (6) the possible need to defer closing out certain options, futures contracts, options thereon and forward contracts in order to continue to qualify for the beneficial tax treatment afforded "regulated investment companies" under the Code. In the event that the anticipated change in the price of the securities or currencies that are the subject of such a strategy does not occur, it may be that a Fund would have been in a better position had it not used such a strategy at all.

NON-U.S. SECURITIES, INCLUDING ADRS AND GDRS

         Each Fund, except the Mortgage Securities Fund and the U.S. Government Money Market Fund, is permitted to invest a portion of its assets in non-U.S. securities, including, in the case of permitted equity investments, ADRs and GDRs, as described under each Fund's investment objective and policies. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a non-U.S. issuer deposited in a domestic bank or non-U.S. branch of a U.S. bank. ADRs are traded on a U.S. securities exchange, or in an over-the-counter market, and are denominated in U.S. dollars. GDRs are certificates issued globally and evidence a similar ownership arrangement. GDRs are traded on non-U.S. securities exchanges and are denominated in non-U.S. currencies. The value of an ADR or a GDR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise will involve risks associated with investing in non-U.S. securities.

         The International Opportunities Fund and the International Advisers Fund are permitted to invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with debt restructuring. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date may be purchased and sold in the secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European securities depositories. See also "High Yield Securities."

         Investing in securities issued by non-U.S. companies involves considerations and potential risks not typically associated with investing in obligations issued by U.S. companies. Less information may be available about non-U.S. companies than about U.S. companies and non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of non-U.S. investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibition on the repatriation of non-U.S. currencies, application of non-U.S. tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or outside the U.S.) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies.

         Investing in non-U.S. sovereign debt will expose a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.


MORTGAGE-RELATED SECURITIES

         The mortgage-related securities in which the International Opportunities Fund, International Advisers Fund, Advisers Fund and Bond Fund may invest, and the Mortgage Securities Fund principally invests, provide funds for mortgage loans made to residential home buyers. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations. These Funds may also invest in similar mortgage-related securities which provide funds for multi-family residences or commercial real estate properties. CMOs will also be considered mortgage-related securities.


         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer, servicer, insurer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as GNMA securities) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban

Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities known as Ginnie Maes issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities known as Fannie Maes issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the U.S. Government created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCS") known as Freddy Macs which represent interests in mortgages from portfolios created by FHLMC. FHLMC guarantees the timely payment of interest and ultimate collection of principal but PCS are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, investment banks, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal in these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the credit worthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. These Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser or Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

         These Funds may invest in CMOs, which are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities.

         These Funds expect that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. These Funds may invest in stripped mortgage-backed securities, which security is separated into the interest and principal component of a mortgage backed security and are sold as separate securities. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Sub-Adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

ASSET-BACKED SECURITIES

         The International Opportunities Fund, the International Advisers Fund, the Advisers Fund, the Bond Fund, the Mortgage Securities Fund, and the Money Market Fund may invest in asset-backed securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. These Funds may invest in these and other types of asset-backed securities that may be developed in the future.

SWAP AGREEMENTS

         Each Fund, except the Index Fund, the U.S. Government Money Market Fund and the Money Market Fund, may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount," in return for payments equal to a fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange floating rate payments for fixed rate payments, the swap agreement would tend to decrease the Fund's exposure to rising interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

MONEY MARKET INSTRUMENTS

         The Funds may invest in high quality money market instruments, including, but not limited to: (1) securities issued or guaranteed by governments, their agencies or instrumentalities; (2) commercial paper; (3) certificates of deposit; (4) bankers' acceptances and other bank obligations; and (5) repurchase agreements involving any of the foregoing. The U.S. Government Money Market Fund may only invest in high quality money market instruments, issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

INVESTMENT GRADE SECURITIES

         The U.S. Government Money Market Fund and the Money Market Fund are permitted to invest only in high-quality short-term instruments as defined by Rule 2a-7 under the 1940 Act. Each of the other Funds is permitted to invest in investment grade securities (i.e., rated as low as "Baa" by Moody's and as low as "BBB" by S&P, and unrated securities of comparable quality as determined by the Adviser or Sub-Adviser). Debt securities carrying the fourth highest rating (i.e., "Baa" by Moody's and "BBB" by S&P, and unrated securities of comparable quality as determined by the Adviser or Sub-Adviser) are viewed to have adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such bonds lack outstanding investment characteristics and do have speculative characteristics.


HIGH YIELD SECURITIES

         To the extent described in their investment policies, the Capital Appreciation Fund, the International Opportunities Fund and the International Advisers Fund are permitted to invest in high yield securities, commonly known as "junk bonds" (i.e., rated as low as "C" by Moody's and by S&P, and unrated securities of comparable quality as determined by the Sub-Adviser). Securities in the rating categories below Baa as determined by Moody's and BBB as determined by S&P are considered to be of poor standing and predominantly speculative. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Appendix to this Prospectus. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

OTHER RISK FACTORS

         As mutual funds that primarily invest in equity and/or debt securities, each Fund is subject to market risk, i.e., the possibility that equity and/or debt prices in general will decline over short or even extended periods of time. The financial markets tend to be cyclical, with periods when security prices generally rise and periods when security prices generally decline.

         The value of the debt securities in which the Funds invest will tend to increase when interest rates are falling and to decrease when interest rates are rising.

         No Fund should be considered to be a complete investment program in and of itself. Each prospective purchaser should take into account his or her own investment objectives as well as his or her other investments when considering the purchase of shares of any investment company.

         There can be no assurance that the investment objectives of the Funds will be met. In addition, the risk inherent in investing in the Funds is common to any security -- the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities of each Fund.

         HIMCO, as Adviser to certain Funds, and WMC, as Sub-Adviser to certain Funds, attempt, in pursuit of a Fund's investment objective, to select appropriate individual securities for inclusion in a Fund's portfolio. In addition, HIMCO and WMC attempt to successfully forecast market trends and increase investments in the types of securities best suited to take advantage of such trends. Thus, the investor is dependent on HIMCO's and WMC's success not only in selecting individual securities, but also in identifying attractive asset classes to determine the total mix of invested assets.


                             MANAGEMENT OF THE FUNDS

         Each Fund's Board of Directors manages the business and affairs of that Fund and takes action on all matters not reserved for the shareholders, including the annual election of officers of the Fund who carry out all orders and resolutions of the Board of Directors and carry out functions relating to the day to day management of the affairs of the Fund.

INVESTMENT ADVISORY AND MANAGEMENT SERVICES

         HIMCO serves as investment adviser or manager to each Fund. HIMCO serves as investment adviser to the Bond Fund, the Money Market Fund, the U.S. Government Money Market Fund, the Mortgage Securities Fund and the Index Fund, pursuant to Investment Advisory Agreements, effective as of April l, 1988 for the Bond Fund, November 1, 1984 for the Money Market Fund and the U.S. Government Money Market Fund, October 19, 1984 for the Mortgage Securities Fund, and October 1, 1987 for the Index Fund. HIMCO serves as investment manager for the Advisers Fund, the Capital Appreciation Fund and the Stock Fund, pursuant to Investment Management Agreements, effective as of August 1, 1984 with each Fund. Each of these agreements was approved by the Funds' Board of Directors on July 17, 1984, was renewed on August 1, 1986 and has been reapproved each year since. Each of these agreements was approved by the shareholders on October 31, 1984.

         HIMCO serves as the investment manager for the International Opportunities Fund, pursuant to an Investment Management Agreement, effective as of July 2, 1990, with the Fund. This agreement was approved by the Fund's Board of Directors on January 30, 1990, was renewed on July 2, 1992 and has been reapproved each year since, and was approved by the Fund's shareholders on April 22, 1991. HIMCO serves as the investment manager for the Small

Company Fund pursuant to an Investment Management Agreement, effective as of _____, 1996, with the Fund. This Agreement was approved by the Fund's Board of Directors on January 24, 1996 and by the shareholders on January ___, 1996.

         The agreement for the Bond Fund was approved by the Fund's Board of Directors on January 25, 1988, was renewed on April 1, 1990 and has been re-approved each year since. The agreement for the Bond Fund was approved by the shareholders of the Fund on July 26, 1988. The agreement for the Money Market Fund was approved by the Fund's Board of Directors on July 17, 1984, was renewed on November 1, 1986 and has been reapproved each year since. The agreement for the Money Market Fund was approved by the shareholders of the Fund on October 31, 1984. The agreement for the U.S. Government Money Market Fund was approved by the Fund's Board of Directors on July 17, 1984, was renewed on November 1, 1986 and has been reapproved each year since. The agreement for the U.S. Government Money Market Fund was approved by the shareholders of the Fund on October 31, 1984. The agreement for the Mortgage Securities Fund was approved by the Fund's Board of Directors on October 31, 1984, was renewed on October 19, 1986 and has been reapproved each year since. The agreement for the Mortgage Securities Fund was approved by the shareholders of the Fund on April 23, 1985. The agreement for the Index Fund was approved by the Fund's Board of Directors on January 27, 1987, was renewed on October 1, 1989 and has been reapproved each year since. The agreement for the Index Fund was approved by the shareholders of the Fund on July 26, 1988.

         HIMCO serves as the investment manager for the Dividend and Growth Fund, pursuant to an Investment Management Agreement, effective as of March 8, 1994, with the Fund. This agreement was approved by the Fund's Board of Directors on October 26, 1993, and by the Fund's shareholders on March 8, 1994. HIMCO serves as the investment manager for the International Advisers Fund, pursuant to an Investment Management Agreement, effective as of March 1, 1995, with the Fund. This agreement was approved by the Fund's Board of Directors on October 21, 1994 and by the Fund's shareholders on March 1, 1995.

         The Investment Advisory Agreements with respect to the Bond Fund, the Money Market Fund, the U.S. Government Money Market Fund, the Mortgage Securities Fund and the Index Fund will remain in effect through April 1, 1997 for the Bond Fund, November 1, 1996 for the Money Market Fund and the U.S. Government Money Market Fund, October 19, 1996 for the Mortgage Securities Fund and October 1, 1996 for the Index Fund, unless sooner terminated or reapproved. The Investment Management Agreements with respect to the Advisers Fund, the Capital Appreciation Fund and the Stock Fund will remain in effect through August 1, 1996, unless sooner terminated or reapproved. The Investment Management Agreement with respect to the International Opportunities Fund will remain in effect through July 2, 1996, unless sooner terminated. The Investment Management Agreement with respect to the Dividend and Growth Fund will remain in effect through March 8, 1997, unless sooner terminated or reapproved. The Investment Management Agreement with respect to the International Advisers Fund will remain in effect through February 28, 1997, unless sooner terminated or reapproved.

         For 1995, the advisory and management fees for the Funds were as follows: Advisers Fund, $16,044,763; Capital Appreciation Fund, $7,715,873; Bond Fund, $906,000; Dividend and Growth Fund, $757,373; Index Fund, $447,326; International Opportunities Fund, $3,213,660; International Advisers Fund $0; Money Market Fund, $762,534; Mortgage Securities Fund,

$790,058; Stock Fund, $4,134,925; and U.S. Government Money Market Fund,
$24,282.

         Under the terms of the Investment Advisory Agreements, HIMCO has responsibility for the investment decisions with respect to the assets of the Bond Fund, the Money Market Fund, the U.S. Government Money Market Fund, the Mortgage Securities Fund and the Index Fund. HIMCO continuously provides the Funds' Board of Directors with an investment program for its consideration and, upon approval of the program by the Board, HIMCO implements the same by placing orders for the purchase or sale of securities.

         The investment advisory fee for the Money Market Fund, the U.S. Government Money Market Fund and the Mortgage Securities Fund is .25% annually of the value of the average daily net assets of each Fund. The investment advisory fee for the Index Fund is .20% annually of the value of the average daily net assets of the Fund. The investment advisory fee for the Bond Fund is:

         .325% annually of the value of the average daily net assets of the Fund up to $250,000,000;
         .30% annually of the value of the next $250,000,000 of the average daily net assets of the Fund;
         .275% annually of the value of the next $500,000,000 of the average daily net assets of the Fund;
         .25% annually of the value of the average daily net assets of the Fund in excess of $1,000,000,000.

         Under the terms of the Investment Management Agreements, HIMCO, subject to the supervision of the Funds' Board of Directors, provides investment management supervision to the Stock Fund, the Advisers Fund, the Capital Appreciation Fund, the International Opportunities Fund, the Small Company Fund, the Dividend and Growth Fund and the International Advisers Fund in accordance with the Funds' investment objectives, policies and restrictions. HIMCO's responsibilities include: (1) Engaging, subject to consultation with the Funds' Board of Directors, the services of one or more firms to serve as investment sub-adviser to the Funds; (2) Reviewing from time to time the investment policies and restrictions of the Funds in light of the Funds' performance and otherwise and, after consultation with the investment sub-adviser, recommending any appropriate changes to the Funds' Board of Directors; (3) Supervising the investment program prepared for the Funds by the investment sub-adviser; (4) Monitoring on a continuing basis the performance of the Funds' portfolio securities; (5) Arranging for the provision of such economic and statistical data as HIMCO shall determine or as may be requested by the Funds' Board of Directors; (6) Providing the Funds' Board of Directors with such information concerning important economic and political developments as HIMCO shall deem appropriate or as shall be requested by the Funds' Board of Directors.

         For services rendered to the Funds, HIMCO charges a monthly fee based on the following annual rates as applied to the average of the calculated daily net asset value of the Funds.

         Advisers Fund, Capital Appreciation Fund, Dividend and Growth Fund, International Advisers Fund, International Opportunities Fund and Small Company
Fund:

         .575% annually of the value of the average daily net assets of the Fund up to $250,000,000;
         .525% annually of the next $250,000,000 of the value of the average daily net assets of the Fund;
         .475% annually of the next $500,000,000 of the value of the average daily net assets of the Fund;
         .425% annually of the value of the average daily net asset of the Fund in excess of $1,000,000,000.

         HIMCO has agreed to waive its fees for the Small Company Fund until the assets of this Fund (excluding assets contributed by companies affiliated with HIMCO) first reach $20 million.

         Stock Fund:

         .325% annually of the value of the average daily net assets of the Fund up to $250,000,000;
         .300% annually of the value of the next $250,000,000 of the average daily net assets of the Fund;
         .275% annually of the next $500,000,000 of the value of the average daily net assets of the Fund;
         .250% annually of the value of the average daily net assets of the Fund in excess of $1,000,000,000.

         HIMCO, Hartford Plaza, Hartford, Connecticut 06115, is a wholly-owned subsidiary of Hartford Life Insurance Company ("HL") and was organized under the laws of the State of Connecticut in 1981. HIMCO also serves as investment adviser to several other HL-sponsored funds which are also registered with the SEC. HL is ultimately owned by Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford Fire Insurance Company is a subsidiary of ITT Hartford Group, Inc.

         Certain officers of the Funds are also officers and/or directors of HIMCO; Joseph H. Gareau is a Director and the President of HIMCO; Andrew W. Kohnke is a Managing Director and a Director of HIMCO; J. Richard Garrett is the Treasurer of HIMCO; and Charles M. O'Halloran is Vice President, Secretary and General Counsel of HIMCO.

INVESTMENT SUB-ADVISORY SERVICES

         WMC serves as Sub-Adviser to the International Opportunities Fund, pursuant to an Investment Sub-Advisory Agreement, effective as of July 2, 1990, with the Fund. This agreement was approved by the Fund's Board of Directors on January 30, 1990, was renewed on July 2, 1992 and has been reapproved each year since. It was approved by the Fund's shareholders on April 22, 1991. WMC serves as Sub-Adviser to the Small Company Fund pursuant to and Investment Sub-Advisory Agreement, effective as of ____, 1996, with the Fund. This agreement was approved by the Fund's Board of Directors on January 24, 1996 and by the shareholders on

January ___, 1996. WMC serves as Sub-Adiser to the Dividend and Growth Fund, pursuant to an Investment Sub-Advisory Agreement, effective as of March 8, 1994, with the Fund. This agreement was approved by the Fund's Board of Directors on October 26, 1993, and by the Fund's shareholders on March 8, 1994. WMC serves as Sub-Adviser to the Advisers Fund, the Capital Appreciation Fund and the Stock Fund pursuant to Investment Sub-Advisory Agreements, effective as of May 1, 1994 with each Fund. Each of these agreements was approved by the Fund's Board of Directors on January 24, 1994 and by the Fund's shareholders on April 26, 1994. WMC serves as Sub-Adviser to the International Advisers Fund, pursuant to an Investment Sub-Advisory Agreement, effective as of February 28, 1995, with the Fund. This agreement was approved by the Fund's Board of Directors on October 21, 1994, and by the Fund's shareholders on March 1, 1995.

         Under the terms of the Investment Sub-Advisory Agreements, WMC provides an investment program to HIMCO for use by HIMCO in rendering services to these Funds. WMC makes all determinations with respect to the purchase and sale of portfolio securities (subject to the terms and conditions of the investment objectives, policies and restrictions of these Funds and to the supervision of the Funds' Board of Directors and HIMCO) and places, in the name of the Funds, all orders for execution of these Funds' portfolio transactions. In conjunction with such activities, WMC regularly furnishes reports to these Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

         For services rendered to these Funds, WMC charges a quarterly fee to HIMCO. The Funds will not pay WMC's fee nor any part thereof, nor will the Funds have any obligation or responsibility to do so. WMC's quarterly fee is based upon the following annual rates as applied to the average of the calculated daily net asset value of each Fund.

         Advisers Fund, Stock Fund and Dividend and Growth Fund:

         .325% annually of the value of the average daily net assets of the Fund up to $50,000,000;
         .25% annually of the next $100,000,000 of the value of the average daily net assets of the Fund;
         .20% annually of the next $350,000,000 of the value of the average daily net assets of the Fund;
         .15% annually of the value of the average daily net assets of the Fund in excess of $500,000,000.

         Capital Appreciation Fund, International Opportunities Fund, Small Company Fund and International Advisers Fund:

         .40% annually of the value of the average daily net assets of the Fund up to $50,000,000;
         .30% annually of the next $100,000,000 of the value of the average daily net assets of the Fund;
         .25% annually of the next $350,000,000 of the value of the average daily net assets of the Fund;
         .20% annually of the value of the average daily net assets of the Fund in excess of

         $500,000,000.

         WMC has agreed to waive its fees for the Small Company Fund until the assets of each of the Fund (excluding assets contributed by companies affiliated with HIMCO) first reach $20 million.

         The Investment Sub-Advisory Agreements with respect to the Advisers Fund, the Capital Appreciation Fund and the Stock Fund will remain in effect through May 1, 1996, unless sooner terminated or reapproved. The Investment Sub-Advisory Agreement with respect to the International Opportunities Fund will remain in effect through July 2,1996, unless sooner terminated or reapproved. The Investment Sub-Advisory Agreement with respect to the Dividend and Growth Fund will remain in effect through March 8, 1997, unless sooner terminated. The Investment Sub- Advisory Agreement with respect to the International Advisers Fund will remain in effect through February 28, 1997, unless sooner terminated or reapproved. The Investment Sub-Advisory Agreement with respect to the Small Company Fund will remain in effect through _______, 1998, unless sooner terminated or reapproved.

         WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of December 31, 1995, WMC held discretionary management authority with respect to approximately $109 billion of client assets. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. WMC, 75 State Street, Boston, MA 02109, is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John R. Ryan.

PORTFOLIO MANAGERS

         Saul J. Pannell, Senior Vice President of WMC, serves as portfolio manager to the Capital Appreciation Fund. Mr. Pannell has been a portfolio manager with WMC since 1979.

         Laurie A. Gabriel, CFA and Senior Vice President of WMC, serves as portfolio manager to the Dividend and Growth Fund. Ms. Gabriel joined WMC in 1976. She has been a quantitative research analyst with WMC since 1986, and took on portfolio management responsibilities in 1987.

         The International Opportunities Fund is managed by WMC's Global Equity Strategy Group, headed by Trond Skramstad, Senior Vice President of WMC. The Global Equity Strategy Group is comprised of global portfolio managers and senior investment professionals. No person or persons is primarily responsible for making recommendations to or within the Global Equity Strategy Group. Prior to joining WMC in 1993, Mr. Skramstad was a global equity portfolio manager at Scudder, Stevens & Clark since 1990.

         Kenneth L. Abrams, Senior Vice President of WMC, serves as portfolio manager to the Small Company Fund. Mr. Abrams has been an emerging company research analyst with WMC since 1986 and has been a portfolio manager with WMC since 1990.

         Rand L. Alexander, Senior Vice President of WMC, serves as portfolio manager to the Stock Fund. Mr. Alexander has been a portfolio manager with WMC since 1990.

         Paul D. Kaplan, Senior Vice President of WMC, serves as portfolio manager to the Advisers Fund. Mr. Kaplan manages the fixed income component of the Advisers Fund. He has been a portfolio manager with WMC since 1982. Rand L. Alexander, who is portfolio manager to the Stock Fund, manages the equity component of the Advisers Fund.

          The equity component of the International Advisers Fund is managed by WMC's Global Equity Strategy Group, headed by Trond Skramstad. The debt component of the International Advisers Fund is managed by Robert Evans, Vice President of WMC. Prior to joining WMC as a portfolio manager in 1995, Mr. Evans was a Senior Global Fixed Income Portfolio Manager with Pacific Investment Management Company from 1991 through 1994, and in the Global Fixed Income Department of Lehman Brothers International in London, England and New York City, New York from 1985 through 1990.

         The Bond Fund is managed by Alison D. Granger. Ms. Granger, a Senior Vice President of HIMCO and Assistant Vice President of Hartford Life Insurance Company, joined ITT Hartford in 1993 as a senior corporate bond trader. She became Director of Trading in 1994 and a portfolio manager in 1995. From 19__ to 1993, Ms. Granger was a corporate bond portfolio manager at The Home Insurance Company and Axe-Houghton Management.

         The Mortgage Securities Fund is managed by Timothy J. Wilhide. Mr. Wilhide is a Portfolio Manager and Vice President of HIMCO. He has 17 years of experience in the fixed income markets. Prior to joining ITT Hartford in June 1994, Mr. Wilhide was vice president and fixed income manager for J.P. Morgan & Co. He received his B.A. from Gannon University and his MBA from the University of Delaware.

                      ADMINISTRATIVE SERVICES FOR THE FUNDS

         An Administrative Services Agreement between each Fund and HL provides that HL will manage the business affairs and provide administrative services to each Fund. Under the terms of these Agreements, HL will provide the following: administrative personnel, services, equipment and facilities and office space for proper operation of the Funds. HL has also agreed to arrange for the provision of additional services necessary for the proper operation of the Funds, although the Funds pay for these services directly. See "Expenses of the Funds." As compensation for the services to be performed by HL, each Fund pays to HL, as promptly as possible after the last day of each month, a monthly fee equal to the annual rate of .175% of the average daily net assets of the Fund.

                              EXPENSES OF THE FUNDS

         Each Fund shall assume and pay the following costs and expenses: interest; taxes;

brokerage charges (which may be to affiliated broker-dealers); costs of preparing, printing and filing any amendments or supplements to the registration forms of each Fund and its securities; all federal and state registration, qualification and filing costs and fees, (except the initial costs and fees, which will be borne by HL), issuance and redemption expenses, transfer agency and dividend and distribution disbursing agency costs and expenses; custodian fees and expenses; accounting, auditing and legal expenses; fidelity bond and other insurance premiums; fees and salaries of directors, officers and employees of each Fund other than those who are also officers of HL; industry membership dues; all annual and semiannual reports and prospectuses mailed to each Fund's shareholders as well as all quarterly, annual and any other periodic report required to be filed with the SEC or with any state; any notices required by a federal or state regulatory authority, and any proxy solicitation materials directed to each Fund's shareholders as well as all printing, mailing and tabulation costs incurred in connection therewith, and any expenses incurred in connection with the holding of meetings of each Fund's shareholders and other miscellaneous expenses related directly to the Funds' operations and interest.

         The total expenses of each Fund including administrative and investment advisory fees for 1995 as a percentage of the Funds' average net assets were as follows: Stock Fund, .48%; Bond Fund, .53%; Money Market Fund, .45%; U.S. Government Money Market Fund, .57%; Advisers Fund, .66%; Capital Appreciation Fund, .68%; Mortgage Securities Fund, .68%; Index Fund .39%; International Opportunities Fund, .86%; Dividend and Growth Fund, .77%; International Advisers Fund, .65%. The Small Company Fund did not commence operations in 1995.

                         PERFORMANCE RELATED INFORMATION

         The Funds may advertise certain performance related information. Performance information about a Fund is based on the Fund's past performance only and is no indication of future performance.

         Each Fund may include its total return in advertisements or other sales material. When a Fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

         The U.S. Government Money Market Fund and the Money Market Fund may advertise yield and effective yield. The yield of each of those Funds is based upon the income earned by the Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Fund shares and thus compounded in the course of a 52-week period.

                                   DIVIDENDS

         The shareholders of each Fund shall be entitled to receive such dividends as may be declared by each Fund's Board of Directors, from time to time based upon the investment performance of the assets making up that Fund's portfolio. The policy with respect to each Fund, except the U.S. Government Money Market Fund and the Money Market Fund, is to pay dividends from net investment income monthly and to make distributions of realized capital gains, if any, once each year. The U.S. Government Money Market Fund and the Money Market Fund declare dividends on a daily basis and pay them monthly.

         Such dividends and distributions will be automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date. Provision is also made to pay such dividends and distributions in cash if requested. Such dividends and distributions will be in cash or in full or fractional shares of the Fund at net asset value.


                                 NET ASSET VALUE

         The net asset value of each Fund's shares will be determined as of the close of business (currently 4:00 P.M. Eastern Time) on each day the NYSE is open for trading. Orders for the purchase of a Fund's shares received prior to the close of the NYSE on any day on which the Fund is open for business will be priced at the per-share net asset value determined as of the close of the NYSE. Orders received after the close of the NYSE or on a day on which the NYSE or a Fund are not open for business will be priced at the per-share net asset value next determined. The per-share net asset value of the shares each Fund will be determined by dividing the value of the Fund's assets, less the liabilities, by the number of outstanding shares issued by the Fund.

         Equity securities are valued at the last sales price as of the time when the valuation is being made. If no sales took place on such day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and the asked prices. Debt securities (other than short-term obligations) including mortgage-backed securities, are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of 60 days or less when purchased are valued at cost plus interest earned (amortized cost), which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days.

         From such time, until maturity, the investments are valued at amortized cost using the value of the investment on the 61st day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices.

         Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of a Fund's Board of Directors.

                             PURCHASE OF FUND SHARES

         Fund shares are made available to serve as the underlying investment vehicles for variable annuity and variable life insurance separate accounts of ITT Hartford Life Insurance Companies. Shares of the Funds are sold on a no-load basis at their net asset values. See "Net Asset Value" and "Sale and Redemption of Shares."

         It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although ITT Hartford Life Insurance Companies and the Funds do not currently foresee any such disadvantages either to variable annuity contract owners or variable life insurance policyowners, each Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such contract owners and policyowners and to determine what action, if any, should be taken in response thereto. If the Board of Directors of a Fund were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable life and variable annuity contract holders would not bear any expenses attendant to the establishment of such separate funds.

                          SALE AND REDEMPTION OF SHARES

         The shares of each Fund are sold and redeemed by the Fund at their net asset value next determined after receipt of a purchase or redemption order in good order in writing at its home office, P.O. Box 2999, Hartford, CT 06104-2999. Hartford Equity Sales Company, Inc., Hartford, Connecticut, is the Fund's principal underwriter. The value of shares redeemed may be more or less than original cost, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made within seven days after the redemption request is received in proper form by the Funds. However, the right to redeem Fund shares may be suspended or payment therefor postponed for any period during which: (1) trading on the NYSE is closed for other than weekends and holidays; (2) an emergency exists, as determined by the SEC, as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (3) the SEC by order so permits for the protection of stockholders of the Funds.

                              FEDERAL INCOME TAXES

         Each Fund has elected and intends to qualify under Part I of Subchapter M of the Code. Each Fund intends to distribute all of its net income and gains to shareholders. Such distributions are taxable income and capital gains. Each Fund will inform shareholders of the amount and nature of such income and gains. Each Fund may be subject to a 4% nondeductible excise tax as well as an income tax measured with respect to certain undistributed amounts of income and capital gain. Each Fund expects to make such additional distributions of net investment income as are necessary to avoid the application of these taxes. For a discussion of the tax implications of a purchase or sale of the Funds' shares by the insurer, reference should be made to the section entitled "Federal Tax Considerations" in the appropriate separate account prospectus.

         If eligible, each Fund may make an election to pass through to its shareholders, ITT Hartford Life Insurance Companies, a credit for any foreign taxes paid during the year. If such election is made, the pass-through of the foreign tax credit will result in additional taxable income and income tax to ITT Hartford Life Insurance Companies. The amount of additional tax may be more than offset by the foreign tax credits which are passed through. These foreign tax credits may provide a benefit to ITT Hartford Life Insurance Companies.

                    OWNERSHIP AND CAPITALIZATION OF THE FUNDS

CAPITAL STOCK

         As of the date of this prospectus, the authorized capital stock of the Funds consisted of the following shares of a par value of $.10 per share:
Advisers Fund, 3 billion; Capital Appreciation Fund, 800 million; Bond Fund, 800 million; Dividend and Growth Fund, 750 million; Index Fund, 400 million; International Opportunities Fund, 1500 million; Small Company Fund, 750 million; Money Market Fund, 800 million; Mortgage Securities Fund, 800 million; Stock Fund, 800 million; U.S. Government Money Market Fund, 100 million; International Advisers Fund, 750 million.

         As of December 31, 1995, Hartford Life Insurance Company owned 10,000,000 shares (35.5%) of the International Advisers Fund.

         At December 31, 1995, certain HL group pension contracts held direct interests in shares of the Funds as follows:

                                                     Shares             %
                                                     ------           ----
Hartford Advisers Fund, Inc.                         11,995,216        .55
Hartford Capital Appreciation Fund, Inc.              9,760,293       1.58
Hartford Index Fund, Inc.                            12,029,208       7.67
Hartford International Opportunities Fund, Inc.       5,692,699       1.07
Hartford Mortgage Securities Fund, Inc.              15,512,929       5.07
Hartford Stock Fund, Inc.                                70,084        .01


VOTING

         Each shareholder shall be entitled to one vote for each share of the Funds held upon all matters submitted to the shareholders generally. With respect to the Funds' shares, issued as described above under "Purchase of Fund Shares," as well as Fund shares which are not otherwise attributable to variable annuity contract owners or variable life policy holders, the ITT Hartford Life Insurance Companies shall be the shareholders of record. Each of the ITT Hartford Life Insurance Companies will vote all Fund shares, pro rata, according to the written instructions of the contract owners of the variable annuity contracts and the policy holders of the variable life contracts issued by it using the Funds as investment vehicles. This position is consistent with the policy of the SEC Staff.

OTHER RIGHTS

         Each share of Fund stock, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Shares of Fund stock have no pre-emptive, subscription or conversion rights and are redeemable as set forth under "Sale and Redemption of Shares." There are no shareholder pre-emptive rights. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after discharge of all liabilities and payment of the expenses of liquidation.

                               GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

         The Funds will issue unaudited semiannual reports showing current investments in each Fund and other information and annual financial statements examined by independent auditors for the Funds.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENTS

         Chase Manhattan Bank, N.A., New York, New York, serves as custodian of the Funds' assets. Hartford Life Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999, serves as Transfer and Dividend Disbursing Agent for the Funds.

"MAJORITY" DEFINED

         As used in this Prospectus, the term "majority of the Fund's outstanding shares" means the vote of: (1) 67% or more of each Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (2) more than 50% of each Fund's outstanding shares, whichever is less.

PENDING LEGAL PROCEEDINGS

         As of the date of this Prospectus, there are no pending legal proceedings involving the Funds or the Adviser or Sub-Adviser as a party.

REQUESTS FOR INFORMATION

         This Prospectus does not contain all the information included in the Registration Statement filed with the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the SEC's office in Washington, D.C. Statements contained in the Prospectus as to the contents of any contract or other document referred to herein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified, in all respects by such reference.

         For additional information, write to "Hartford Family of Funds", c/o Individual Annuity Operations, P.O. Box 2999, Hartford, CT 06104-2999.

                                    APPENDIX

         The rating information which follows describes how the rating services mentioned presently rate the described securities. No reliance is made upon the rating firms as "experts" as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

RATING OF BONDS

         Investments in publicly traded non-convertible corporate debt securities issued by U.S. corporations will be made in such securities having one of the four highest ratings assigned to such bonds by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). Such ratings are as follows:

         Moody's

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever earning any real investment standing.

         Standard & Poor's

         AAA - Bonds rated AAA are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

         A - Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the considerable investment strength but are not entirely free from adverse effects of changes in circumstances and economic conditions than debt in the highest rated categories.

         BBB - Bonds rated BBB and regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category then in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

RATING OF COMMERCIAL PAPER

         Purchases of corporate debt securities used for short-term investment, generally called commercial paper, will be limited to the top two grades of Moody's, Standard & Poor's, Duff & Phelps, Fitch Investor Services and Thomson Bank Watch or other NRSROs (nationally recognized statistical rating organizations) rating services and will be an eligible security under Rule 2a-7.

         Moody's

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         - Leading market positions in well-established industries.

         - High rates of return on funds employed.

         - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Standard & Poor's

         The relative strength or weakness of the following factors determines whether the issuer's commercial paper is rated A-1 or A-2.

         - Liquidity ratios are adequate to meet cash requirements.

         Liquidity ratios are basically as follows, broken down by the type of issuer:

         Industrial Company: acid test ratio, cash flow as a percent of current liabilities, short-term debt as a percent of current liabilities, short-term debt as a percent of current assets.

         Utility: current liabilities as a percent of revenues, cash flow as a percent of current liabilities, short-term debt as a percent of capitalization.

         Finance Company: current ratio, current liabilities as a percent of net receivables, current liabilities as a percent of total liabilities.

                  - The long-term senior debt rating is "A" or better; in some instances "BBB" credits may be allowed if other factors outweigh the "BBB".

                  - The issuer has access to at least two additional channels of borrowing.

                  - Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances.

                  - Typically, the issuer's industry is well established and the issuer has a strong position within its industry.

                  - The reliability and quality of management are unquestioned.

                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION


                    HARTFORD CAPITAL APPRECIATION FUND, INC.
                     HARTFORD DIVIDEND AND GROWTH FUND, INC.
                            HARTFORD INDEX FUND, INC.
                 HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.
                        HARTFORD SMALL COMPANY FUND, INC.
                            HARTFORD STOCK FUND, INC.
                          HARTFORD ADVISERS FUND, INC.
                   HARTFORD INTERNATIONAL ADVISERS FIND, INC.
                            HARTFORD BOND FUND, INC.
                     HARTFORD MORTGAGE SECURITIES FUND, INC.
                           HVA MONEY MARKET FUND, INC.
                HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC.

                                  P.O. Box 2999
                             Hartford, CT 06104-2999

         This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the prospectus. To obtain a prospectus send a written request to: "Hartford Family of Funds," c/o Individual Annuity Operations, P.O. Box 2999, Hartford, Connecticut 06104-2999.


Date of Prospectus: _______, 1996
Date of Statement of Additional Information: _____, 1996

                                TABLE OF CONTENTS

                                                                          PAGE
INVESTMENT OBJECTIVES OF THE FUNDS .......................

INVESTMENT RESTRICTIONS OF THE FUNDS .....................

PORTFOLIO TURNOVER .......................................

MANAGEMENT OF THE FUND ...................................

CUSTODIAN AND TRANSFER AGENT .............................

INDEPENDENT PUBLIC ACCOUNTANTS ...........................

PORTFOLIO BROKERAGE ......................................

DETERMINATION OF YIELD ...................................

PERFORMANCE COMPARISONS ..................................

MUTUAL FUNDS TOTAL RETURNS ...............................

PRICE MAKE-UP SHEETS .....................................

FINANCIAL STATEMENTS .....................................

APPENDIX I ...............................................

APPENDIX II. .............................................

APPENDIX III .............................................

APPENDIX IV ..............................................

APPENDIX V ...............................................

APPENDIX VI ..............................................


                       INVESTMENT OBJECTIVES OF THE FUNDS

HARTFORD CAPITAL APPRECIATION FUND, INC.:

         To achieve growth of capital by investing in securities selected solely on the basis of potential for capital appreciation; income, if any, is an incidental consideration.

HARTFORD DIVIDEND AND GROWTH FUND, INC.:

         To achieve a high level of current income consistent with growth of capital and reasonable investment risk.

HARTFORD INDEX FUND, INC.:

         To provide investment results that approximate the price and yield performance of publicly-traded common stocks in the aggregate.

HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.:

         To achieve long-term total return consistent with prudent investment risk through investment primarily in equity securities issued by non-U.S. companies

HARTFORD SMALL COMPANY FUND, INC.:

         To achieve growth of capital by investing primarily in equity securities of companies with less than $2 billion in market capitalization.

HARTFORD STOCK FUND, INC.:

         To achieve long-term capital growth primarily through capital appreciation, with income a secondary consideration, by investing in primarily equity securities.

HARTFORD ADVISERS FUND, INC.:

         To achieve maximum long term total rate of return consistent with prudent investment risk by investing in common stock and other equity securities, bonds and other debt securities, and money market instruments.

HARTFORD INTERNATIONAL ADVISERS FUND, INC.:

         To achieve maximum long-term total rate of return consistent with prudent investment risk.

HARTFORD BOND FUND, INC.:

         To achieve maximum current income consistent with preservation of capital by investing primarily in fixed-income securities.

HARTFORD MORTGAGE SECURITIES FUND, INC.:

         To achieve maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

HVA MONEY MARKET FUND, INC.:

         To achieve maximum current income consistent with liquidity and preservation of capital.

HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC.:

         To achieve maximum current income consistent with preservation of capital.

                      INVESTMENT RESTRICTIONS OF THE FUNDS

         Each of the Funds is governed by a number of investment restrictions-investment practices which are prohibited or which are only permitted to a limited extent. Under the 1940 Act, investment restrictions must be designated either "fundamental" or "nonfundamental." "Fundamental" restrictions may only be changed with the approval of a majority of the outstanding voting securities of a Fund. "Nonfundamental" restrictions may be changed with the approval of a majority of a Fund's Board of Directors. Some restrictions are common to all Funds, usually because governing law so requires. Others vary because of differences in the objectives of the Funds or for historical reasons.

A. FUNDAMENTAL RESTRICTIONS

         1. Issuer Concentration. At least 75% of the assets of each Fund will be represented by securities limited in respect of any one issuer (except U.S. Government securities) to an amount not greater in value than 5% of the value of the total assets of such Fund. Not more than 10% of the assets of a Fund will be invested in the securities of any one issuer (except U.S. Government securities). No Fund will acquire more than 5% of the outstanding voting securities of any one issuer.

         2. Industry Concentration. No Fund will invest more than 25% of its assets in the securities of issuers primarily engaged in any one industry; however, this restriction shall not apply to investments in obligations of the U.S. Government and its agencies and instrumentalities, bank certificates of deposit, bankers' acceptances or instruments secured by these money market instruments. In addition, for the Dividend and Growth Fund only, electric utilities, natural gas utilities, water utilities and telecommunications issuers will be considered separate, distinct industries.

         3. Senior Securities. No Fund will issue senior securities, but for this purpose transactions in futures contracts and options thereon shall not be deemed the issuance of senior securities.

         4. Borrowings. Except for the Dividend and Growth Fund, the International Advisers Fund and the International Opportunities Fund, none of the Funds may borrow amounts in excess of 5% of its assets, and borrowings by each of the Funds can be only from banks or through reverse repurchase agreements and as a temporary measure for extraordinary or emergency purposes. For the Dividend and Growth Fund and the International Advisers Fund, the percentage limit on borrowing is 15% and for the International Opportunities Fund the percentage limit is 20%. In addition, the Dividend and Growth Fund will not purchase securities when its borrowings exceed 5% of its assets.

         5.  Underwriting. No Fund will underwrite securities of other issuers.

         6. Commodities. No Fund will purchase commodities or commodity contracts, except for transactions in futures contracts and options on future contracts.

         7. Real Estate. No Fund will invest in real estate, except that each of the Advisers Fund, Bond Fund, Index Fund and Stock Fund may invest up to 10% of its assets in interests in real estate which are readily marketable, and except that the Dividend and Growth Fund, the International Opportunities Fund and the International Advisers Fund may hold up to 5% of its assets in real estate or mineral leases acquired through the ownership of securities, but such Funds will not acquire securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts.

         8. Loans. No Fund will make loans, except through the acquisition of
(a) publicly distributed bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors; (b) money market instruments as permitted in accordance with the Fund's investment policies; and
(c) repurchase agreements.

B.  NONFUNDAMENTAL RESTRICTIONS

         9. Short Sales and Margin. No Fund will purchase securities on margin or make short sales of securities, except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except for transactions in futures contracts and options thereon.

         10. Illiquid Securities. No Fund will invest more than 10% of its assets in illiquid securities, except that the Dividend and Growth Fund, the International Advisers Fund, the International Opportunities Fund and the Small Company Fund may each invest up to 15% of its assets in illiquid securities, and except that the Index Fund and the two money market funds may not invest in illiquid securities at all.

         11. Control. No Fund will, alone or together with any other of the Hartford Mutual Funds, make investments for the purpose of exercising control over or management of any issuer.

         12. Pledges. No Fund will mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by it, except to secure reverse repurchase agreements; however, for purposes of this restriction, collateral arrangements with respect to transactions in futures contracts and options thereon are not deemed to be a pledge of securities.

         13. Other Investment Companies. The Index Fund, the Mortgage Securities Fund and the money market funds will not purchase securities of other investment companies. Each of the other Funds may not invest more than 5% of its assets in securities of other investment companies and will not acquire more than 3% of the total outstanding voting securities of any one investment company.

         14. Geographic Concentration. Each of the International Advisers Fund and the International Opportunities Fund will not invest more than 20% of its assets in securities of issuers located in any one country, except that it may invest up to 35% of its assets in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or Germany.

                                    ALL FUNDS

         U.S. TREASURY DEPARTMENT DIVERSIFICATION REGULATIONS. The U.S. Treasury Department has issued diversification regulations under Section 817 of the Internal Revenue Code. If a mutual fund underlying a variable contract, other than a pension plan contract, is not adequately diversified within the terms of these regulations, the contract owner will have adverse income tax consequences. These regulations provide, among other things, that a mutual fund shall be considered adequately diversified if (i) no more than 55% of the value of the assets in the fund is represented by any one investment; (ii) no more than 70% of the value of the assets in the fund is represented by any two investments; (iii) no more than 80% of the value of the assets in the fund is represented by any three investments and (iv) no more than 90% of the value of the total assets of the fund is represented by any four investments. In determining whether the diversification standards are met, each United States Government Agency or instrumentality shall be treated as a separate issuer.

                               PORTFOLIO TURNOVER

         The portfolio turnover rates for the Bond Fund for 1993, 1994 and 1995 were 494.3%, 328.8% and 215%, respectively.

         The portfolio turnover rates for the Stock Fund for 1993, 1994 and 1995 were 69.0%, 63.8% and 52.9%, respectively.

         The portfolio turnover rates for the Advisers Fund for 1993, 1994 and 1995 were 55.3%, 60.0% and 63.5%, respectively.

         The portfolio turnover rates for the Capital Appreciation Fund for 1993, 1994 and 1995 were 91.4%, 73.3% and 78.6%, respectively.

         The portfolio turnover rates for the Mortgage Securities Fund for 1993, 1994 and 1995 were 183.4%, 365.7% and 489.4%, respectively.

         The portfolio turnover rates for the Index Fund for 1993, 1994 and 1995 were .8%, 1.8% and 1.5%, respectively.

         The portfolio turnover rates for the International Advisers Fund for the period February 28, 1995 to December 31, 1995 was 47.2 %.

         The portfolio turnover rates for the International Opportunities Fund for 1993, 1994 and 1995 were 31.8%, 46.4% and 55.6%, respectively.

         The portfolio turnover rate for the Dividend and Growth Fund for the period March 8, 1994 to December 31, 1994 was 27.8%, and for 1995 was 41.4%.

         Because of the short-term nature of these securities and market conditions, no meaningful or accurate prediction can be made of the portfolio turnover rate for the Money Market and U.S.
Government Money Market Funds.

         The Small Company Fund did not commence operations in 1995.

         Turnover rate is computed by determining the percentage relationship of the lesser of purchases and sales of securities to the monthly average of the value of securities owned for the fiscal year, exclusive of securities whose maturities at the time of acquisition were one year or less. A high turnover rate will result in increased brokerage expenses and the likelihood of some short term gains which may be taxable to shareholders at ordinary income tax rates (see "Federal Income Taxes" in the prospectus).

                             MANAGEMENT OF THE FUNDS

         The directors and officers of the Funds and their principal business occupations for the last five years are set forth below. Those directors who are deemed to be "interested persons" of Hartford Life Insurance Company ("HL") as that term is defined in the Investment Company Act of 1940, as amended, are indicated by an asterisk next to their respective names.

         Pursuant to a provision of each Fund's Bylaws, an Audit Committee has been appointed for each of the Funds. This Committee is made up of those directors who are not "interested persons" of HL. The functions of the Audit Committee include, but are not limited to: (1) recommending to the Board of Directors the engagement of an independent auditor; (2) reviewing the plan and results of such auditor's engagement; and (3) reviewing the Fund's internal audit arrangements.

JOSEPH ANTHONY BIERNAT (age 68)
Director
30 Hurdle Fence Drive
Avon, CT 06001

         Mr. Biernat served as Senior Vice President and Treasurer of United Technologies Corporation from 1984 until March, 1987, when he retired. He subsequently served as Executive Vice President of Boston Security Counselors, Inc., Hartford, Connecticut, and served as Vice President-Client Services of Wright Investors' Service, Bridgeport, Connecticut. Mr. Biernat presently is consulting to organizations on financial matters, with the majority of time spent with T.O. Richardson & Co., Farmington, Connecticut.

WINIFRED ELLEN COLEMAN (age 63)
Director 27 Buckingham
Lane West Hartford, CT06117

         Ms. Coleman has served as President of Saint Joseph College, West Hartford, Connecticut since 1991.

JAMES CUBANSKI (age 36)*
Assistant Secretary
Hartford Plaza
Hartford, CT 06115

         Mr. Cubanski has served as Director of Tax Administration of ITT Hartford Insurance Group since July 1995. Formerly, he served as Director of Federal Tax Administration (July, 1993-July, 1995), and Manager of Federal Taxes (February, 1991 - July, 1993).

PETER CUMMINS (age 58)*
Vice President
Hartford Plaza
Hartford, CT 06115

         Mr. Cummins has been Vice President of sales and marketing of the Individual Life and Annuity Division of ITT Hartford Insurance Group-Life Companies since 1989.

JOSEPH HARRY GAREAU (age 48)*
Director and President
Hartford Plaza
Hartford, CT 06116

         Mr. Gareau has served as the Executive Vice President and Chief Investment Officer of ITT Hartford Insurance Group since April, 1993. Formerly, he served as Senior Vice President (September, 1992 - April, 1993) and Vice President (October, 1987 - September, 1992).

JAMES RICHARD GARRETT (age 50)*
Vice President and Treasurer
Hartford Plaza
Hartford, CT 06115

         Mr. Garrett has served as a Vice President of ITT Hartford Insurance Group since 1989 and as Treasurer since 1983. Mr. Garrett is also the Treasurer of HIMCO.

JOHN PHILIP GINNETTI (age 51)*
Vice President
P.O. Box 2999
Hartford, CT 06104-2999

         Mr. Ginnetti has served as Executive Vice President and Director of Asset Management Services, a division of ITT Hartford Insurance Group-Life Companies, since 1994. From 1988 to 1994, he served as Senior Vice President and Director of the Individual Life and Annuities Division of ITT Hartford Insurance Group-Life Companies.

GEORGE RICHARD JAY (age 43)*
Controller
P.O. Box 2999
Hartford, CT 06104-2999

         Mr. Jay has served as Secretary and Director, Life and Equity Accounting and Financial Control of ITT Hartford Insurance Group-Life Companies since 1987.

ANDREW WILLIAM KOHNKE (age 37)*
Vice President
P. O. Box 2999
Hartford, CT 06104-2999

         Mr. Kohnke has served as a Vice President since 1992, and as an Investment Manager since 1983, of the ITT Hartford Insurance Group-Life Companies. Mr, Kohnke is also a Director and Managing Director of HIMCO.

THOMAS MICHAEL MARRA (age 37)*
Vice President
P. O. Box 2999
Hartford, CT 06104-2999

         Mr. Marra has served as a Senior Vice President since 1994, and as Director of the Individual Life and Annuity Division of ITT Hartford Insurance Group-Life Companies, since 1980.

CHARLES MINER O'HALLORAN (age 49)*
Vice President, Secretary, and General Counsel
Hartford Plaza
Hartford, CT 06115

         Mr. O'Halloran has served as a Vice President since 1994 and as a Senior Associate

General Counsel of  ITT Hartford Insurance Group since 1988.

WILLIAM ATCHISON O'NEILL (age 65)
Director
Box 360
East Hampton, CT 06424

         The Honorable William A. O'Neill served as Governor of the State of Connecticut from 1980 until 1991. He is presently retired.

MILLARD HANDLEY PRYOR, JR. (age 62)
Director
90 State House Square
Hartford, CT 06103

         Mr. Pryor has served as Managing Director of Pryor & Clark Company, Hartford, Connecticut since June, 1992. He served as Chairman of the Board of Lydall, Inc. from 1985 until October, 1991 and formerly served as President and Chief Executive Officer.

LOWNDES ANDREW SMITH (age 56)*
Director and Chairman
P.O. Box 2999
Hartford, CT 06104-2999

         Mr. Smith has served as President, Chief Operating Officer, and Director of ITT Hartford Insurance Group-Life Companies and as a Director of ITT Hartford Insurance Group since November, 1989.

JOHN KELLEY SPRINGER (age 64)
Director
55 Farmington Avenue
Hartford, CT 06105

         Mr. Springer has served as President and Chief Executive Officer of Connecticut Health System, Inc., a hospital holding company, since 1986. Formerly, he served as the President and Chief Executive Officer of Hartford Hospital, Hartford, Connecticut.

JOSEPH WILLIAM TEDESCO (age 36)*
Assistant Secretary
Hartford Plaza
Hartford, CT 06115

         Mr. Tedesco has served as Director of Tax Planning and Audits of ITT Hartford Insurance Group since July 1995. From 1987 to July 1995, he served as Director of Tax

Administration of ITT Hartford Insurance Group.

                     COMPENSATION OF OFFICERS AND DIRECTORS.

         None of the Funds pays salaries or any other compensation to any of its officers or directors who are affiliated with ITT Hartford. The officers and directors serve in the same capacity for each of the Funds and the unaffiliated directors receive compensation for serving on the Board of all of the Funds. The chart below sets forth the fees paid by the Funds to the unaffiliated directors for the fiscal year ended December 31, 1995:


                   JOSEPH A.  WINIFRED E.   WILLIAM A.   MILLARD H.    JOHN K.
                   BIERNAT    COLEMAN       O'NEILL      PRYOR         SPRINGER
TOTAL
COMPENSATION
RECEIVED FROM
THE FUNDS          $18,000    $13,500       $18,000      $16,000      $16,000


                          CUSTODIAN AND TRANSFER AGENT

         Chase Manhattan Bank N.A., New York, New York, serves as Custodian of the Funds' assets. The Custodian is not involved in determining investment policies of the Funds or their portfolio securities transactions. Its services do not protect shareholders against possible depreciation of their assets. The fees of Chase Manhattan Bank are paid by the Funds and thus borne by the Funds' shareholders. The Custodian maintains actual custody of the securities of the Funds.

         Hartford Life Insurance Company, Hartford Plaza, Hartford, Connecticut 06115, serves as Transfer and Dividend Disbursing Agent for the Funds. The Transfer Agent issues and redeems shares of the Funds and disburses any dividends declared by the Funds.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The financial statements and schedules included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

                               PORTFOLIO BROKERAGE

         In accordance with the terms of the Investment Advisory Agreements and Sub-Investment Advisory Agreements, the investment adviser or sub-investment adviser (the "Adviser") places all portfolio brokerage on behalf of the Funds. The Adviser attempts to obtain, in all instances, the best price and execution on all portfolio transactions. In some instances portfolio brokerage may be through affiliated persons of the Funds.

         Purchases and sales of debt securities issued or guaranteed by the U.S. Government will usually be effected on a net basis with a securities dealer acting as principal. Principal transactions may involve the payment of a fee or commission. Securities transactions may also be effected directly with the issuer without the payment of a fee or commission. The Adviser may also place orders for the purchase of part of an issue of securities, on behalf of the Funds, that is being underwritten at prices which will include the payment of an underwriting fee or a commission to the members of the underwriting group from whom the securities are purchased.

         The Adviser has been authorized by the Boards of Directors of the Funds to pay an execution-plus-research commission rate which is higher than an execution-only commission rate in connection with portfolio securities transactions executed on behalf of the Funds. Research services may include statistical analysis and economic, market and individual security research. The Adviser has been authorized by the Funds' Board of Directors to pay higher commissions than other broker-dealers may charge for such transactions so long as the Adviser determines in good faith (in accordance with the requirements of the Securities Exchange Act of 1934, as amended) that the commissions paid are reasonable in relation to the value of the brokerage and research and statistical services provided either in terms of the particular transaction or with respect to its overall account responsibilities. Evaluation of the reasonableness of brokerage commissions is based on a broker's standard of efficiency in executing and clearing a trade, and its ability to provide information and services which help in the areas of research and portfolio selection. There is no certainty that any research services thus acquired will be beneficial to the Funds and under certain circumstances, other clients of the Adviser may benefit from research and statistical services so received. Further, by paying a higher commission to a broker-dealer under the circumstances described, the amount of brokerage commissions which the Funds pay may tend to increase.

         Subject to applicable laws and regulations, the Adviser may also consider the willingness of particular brokers to sell ITT Hartford's variable annuity or variable life insurance contracts as a factor in the selection of brokers for its portfolio transactions. At all times, the Adviser attempts to obtain best price and execution.

         The aggregate amount of brokerage commissions paid by the Stock Fund for 1993, 1994 and 1995 was $1,556,000, $1,872,000 and $1,839,000 ,
respectively.

         The aggregate amount of brokerage commissions paid by the Advisers Fund in 1993, 1994 and 1995 was $2,366,000, $2,771,000 and $2,608,000, respectively.

         The aggregate amount of brokerage commissions paid by the Capital Appreciation Fund in 1993, 1994 and 1995 was $1,595,000, $2,045,000 and
$3,069,000, respectively.

         The aggregate amount of brokerage commissions paid by the Index Fund in 1993, 1994 and 1995 was $48,000, $24,000 and $66,000, respectively.

         The aggregate amount of brokerage commissions paid by the International Advisers Fund in 1995 was $76,000. The International Advisers Fund commenced operations in 1995.

         The aggregate amount of brokerage commissions paid by the International Opportunities Fund in 1993, 1994 and 1995 was $785,000, $1,940,000 and
$1,986,000, respectively.

         The aggregate amount of brokerage commissions paid by the Dividend and Growth Fund in 1994 and 1995 was $65,000 and $303,000, respectively. The Dividend and Growth Fund commenced operations in 1994.

         Changes in the amounts of brokerage commissions paid reflect changes in portfolio turnover rates.

         No brokerage commissions were paid in 1993, 1994 or 1995 by the Bond Fund, Money Market Fund, Mortgage Securities Fund, or U.S. Government Money Market Fund. The Small Company Fund did not commence operations in 1995.

                             DETERMINATION OF YIELD

HVA Money Market Fund, Inc.

         The Fund's yield quotations as they appear in advertising and sales materials are calculated by a method prescribed by the rules of the Securities and Exchange Commission.

         Yield calculations of the Fund used for illustration purposes are based on the consideration of a hypothetical account having a balance of exactly one share at the beginning of a seven day period, which period will end on the date of the most recent financial statements. The yield for the fund during this seven day period will be the change in the value of the hypothetical account, including dividends declared on the original share, dividends declared on any shares purchased with dividends on that share, and any monthly account charges or sales charges that would affect an account of average size, but excluding any capital changes. The following is an example of this yield calculation for the Fund based on a seven day period ending December 31, 1995.

Example:

   Assumptions:

         Value of a hypothetical pre-existing account with exactly one share at the beginning of the period: $1.000000

         Value of the same account* (excluding capital changes) at the end of the seven day period: $1.001035

   *This value would include the value of any additional shares purchased with dividends from the original share, and all dividends declared on both the original share and any such additional shares.


    Calculation:
    Ending account value                       $1.001035
    Less beginning account value                1.000000
               ---------
    Net change in account value                $ .001035

Base period return:
    (adjusted change/beginning account value)
    $.001035/$1.000000 =      $.001035
                ---------

Current yield = $.001035 x (365/7) = 5.40%
Effective yield = (1 + .001035) 365/7
- 1 = 5.44%

         The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, the current yield and effective yield information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

Hartford U.S. Government Money Market Fund, Inc.

         The Fund's yield quotations as they appear in advertising and sales materials are calculated by a method prescribed by the rules of the Securities and Exchange Commission.

         Yield calculations of the Fund used for illustrations purposes are based on the consideration of a hypothetical account having a balance of exactly one share at the beginning of a seven day period, which period will end on the date of the most recent financial statements. The yield for the Fund during this seven day period will be the change in the value of the hypothetical account, including dividends declared on the original share, dividends declared on any shares purchased with dividends on that share, and any monthly account charges or sales charges that would affect an account of average size, but excluding any capital changes. The following is an example of this yield calculation for the fund based on a seven day period ending December 31, 1995.

Example:

   Assumptions:

         Value of a hypothetical pre-existing account with exactly one share at the beginning of the period: $1.000000000

    Value of the same account* (excluding capital changes) at the end of the seven day period:

$1.001049.

   *This value would include the value of any additional shares purchased with dividends from the original share, and all dividends declared on both the original share and any such additional shares.

Calculation:
    Ending account value            $1.001049
    Less beginning account value     1.000000
                    ---------
    Net change in account value     $ .001049

Base period return:
    (adjusted change/beginning account value)
    $.001049/$1.000000 =      $.001049
                    ---------

Current yield = $.001049 x (365/7) = 5.47%
Effective yield = (1 + .001049) 365/7-1 = 5.62%

         The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies.

         In addition, the current yield and effective yield information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account level which, if included, would decrease the yield.

         At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

                           CALCULATION OF TOTAL RETURN

         As summarized in the Prospectus under the heading "Performance Related Information", total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in that Fund immediately rather than paid to the investor in cash. The formula for total return used herein includes four steps:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Fund has not been in existence for at least ten years.

                             PERFORMANCE COMPARISONS

YIELD AND TOTAL RETURN

         Each Fund may from time to time include its yield and/or total return in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services and Morningstar, Inc. as having the same investment objectives.

         The total return and yield may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's 500 Stock Price Index (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

         The NASDAQ Composite OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

         The Lehman Government Bond Index (the "Lehman Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

          A. The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East, The EAFE Index is weighted by market capitalization, and therefore, it has a heavy representation in countries with large stock markets, such as Japan.

         The Lehman Government/Corporate Bond Index (the "Lehman Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1,3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

         B. The Composite Index for Hartford Advisers Fund is comprised of the S&P 500 (55%), the Lehman Government/Corporate Bond Index (35%), both mentioned above, and 90 Day U.S. Treasury Bills (10%).

          C. The Russell 2500 Index is a market value-weighted, unmanaged index showing total return (i.e., principal changes with income) in the aggregate market value of 2,500 stocks of publicly traded companies domiciled in the United States. The Index includes stocks traded on the New York Stock Exchange and the American Stock Exchange as well as in the over-the-counter market.

         The Composite Index for Aggressive Growth Fund is the Russell 2500 Index (60%)/S&P 500 Index (40%), both of which are mentioned above.

         The manner in which total return and yield are calculated is described above. The following table sets forth the total return, where applicable, and yield for each Fund through December 31, 1995.

                               TOTAL RETURN/YIELD

                                                             10 YEARS OR
FUND                            1 YEAR        5 YEARS        SINCE INCEPTION
----                            ------        -------        ---------------
Capital Appreciation            30.25%        23.77%             15.50%
Dividend and Growth             36.37%           --              19.93%
Index                           36.55%        15.78%             11.81%
International Opportunities     13.93%        10.04%              6.75%
Stock                           34.10%        15.59%             13.42%
Advisers                        28.34%        12.80%             11.85%
International Advisers             --            --              15.84%
Bond                            18.49%         9.06%              8.51%
Mortgage Securities             16.17%         7.84%              8.38%
HVA Money Market                 5.74%         4.45%              6.00%
U.S. Government Money Market     5.52%         4.14%              5.55%

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

  (a)    Financial Statements: To be filed by amendment.

  (b)    Exhibits:
            (1)    Articles of Incorporation are filed herewith.
            (2)    By-Laws are filed herewith.
            (4) Articles of Incorporation and By-Laws are filed herewith as Exhibits (1) and (2), respectively.
            (5)
                   (a) Form of Investment Management Agreement is filed
                       herewith.
                   (b) Form of Investment Sub-Advisory Agreement is filed
                       herewith.

            (8) Form of Custodian Agreement: To be filed by Amendment

            (9)
                   (a) Form of Administrative Services Agreement is filed
                       herewith.
                   (b) Forms of Share Purchase Agreements are filed herewith.

            (10) Opinion and Consent of Counsel is filed herewith.

            (13) Subscription Agreement for initial capital is filed herewith.

            (19) Power of Attorney is filed herewith.

Item 25. Persons controlled by or under Common Control with Registrant

             Inapplicable.

Item 26. Number of Holders of Securities

        As of January 23, 1996, the number of record holders of the Registrant's securities were:

        Title of Class                      Number of Record Holders

     Common Stock, par value $0.10                     1
            per share

Item 27. Indemnification

            Article EIGHTH of the Articles of Incorporation provides:

            EIGHTH: (a) The Corporation shall indemnify any person who was or is a
            party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative other than an action by or in the right of the corporation) by reason of the fact that he is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director or Officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not apposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, creates a rebuttable presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

            (b) The Corporation shall indemnify any person who was or is party or is threatened to be make a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure, a judgment in its favor by reason of the fact that he is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not apposed to the best interests of the Corporation. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation.

            (c) To the extent that a Director, Officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections
            (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

            (d) Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, Officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and
            (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were neither interested persons nor parties to such action suit or proceeding, or (2) if such quorum is not obtainable, or even if obtainable a quorum of disinterested Directors so directors, by independent legal counsel in a written opinion.

            (e) Expenses incurred in defending civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, Officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article and upon meeting one of the following conditions:

                   (i) the indemnitee shall provide a security for his undertaking, (ii) the investment company shall be insured against losses arising by reason of any lawful advances, or
                   (iii) a majority of a quorum of the disinterested, non-party Directors of the investment company, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            (f) The corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such.

            (g) Anything to the contrary in the foregoing clauses (a) through
            (f) notwithstanding, no Director or Officer shall be indemnified by the Corporation and no insurance policy obtained by the Corporation will protect or attempt to protect any such person against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in a manner inconsistent with Securities and Exchange Commission Release 11330 under the Investment Company Act of 1940.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered, the registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser.

         All of the information required by this item is set forth in Schedule D of the Forms ADV, as amended, of the Registrant's investment adviser, Hartford Investment Management Company (File No. 801-16814), and is incorporated herein by reference.

Item 29. Principal Underwriters

           (a) Not applicable

           (b) Not applicable

           (c) Not applicable

Item 30.   Location of Accounts and Records

           The Hartford Life Insurance Company
           P.O. Box 2999
           Hartford, CT 06104-2999

           Chase Manhattan Bank, NA
           New York, NY 10015

Item 31. Management Services

           Not applicable

Item 32.   Undertakings

           The Registrant undertakes that it will file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Registrant's 1933 Act Registration Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Hartford, and State of Connecticut on the 6th day of March, 1996.

HARTFORD SMALL COMPANY FUND, INC.

By:              *
   ------------------------------
      Joseph H. Gareau
      Its: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                        Title                           Date

_________*____________           President                       March 6, 1996
Joseph H. Gareau                 (Chief Executive Officer)
                                 and Director

__________*___________           Controller                      March 6, 1996
George R. Jay                    (Chief Accounting Officer)


__________*___________           Vice President                  March 6, 1996
J. Richard Garrett               and Treasurer
                                 (Chief Financial Officer)

_________*___________            Director                        March 6, 1996
Joseph A. Biernat


_________*___________            Director                        March 6, 1996
Winifred E. Coleman


__________*___________           Director                        March 6, 1996
William A. O'Neill


__________*___________           Director                        March 6, 1996



Millard H. Pryor, Jr.

__________*____________          Director                        March 6, 1996
Lowndes A. Smith


__________*____________          Director                        March 6, 1996
John K. Springer



/s/ Michael O'Halloran                                           March 6, 1996
-----------------------
* By Michael O'Halloran
     Attorney-in-fact


                                 EXHIBITS INDEX

Exhibit No.

(1)           Articles of Incorporation are filed herewith.
(2)           By-Laws are filed herewith.
(4) Articles of Incorporation and By-Laws are filed herewith as Exhibits (1) and (2), respectively.
(5)
              (a) Form of Investment Management Agreement is filed herewith.
              (b) Form of Investment Sub-Advisory Agreement is filed herewith.

(8) Form of Custodian Agreement (to be filed by Amendment).

(9)
              (a) Form of Administrative Services Agreement is filed herewith.
              (b) Forms of Share Purchase Agreements are filed herewith.

(10) Opinion and Consent of Counsel is filed herewith.

(13) Subscription Agreement for initial capital is filed herewith.

(19) Power of Attorney is filed herewith.


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